Vanguard Funds

Supplement Dated January 14, 2026, to the Statement of Additional Information

Statement of Additional Information Text Changes

Appendix A to this Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

APPENDIX A

A. Fund Proxy Policy – Funds with Proxy Voting Administered by Vanguard Capital Management

Introduction

This proxy voting policy (the Policy) describes general positions on matters that may be subject to a shareholder vote at U.S.-domiciled companies and is aligned with governance practices believed to support long-term shareholder returns. The Policy has been adopted by the boards (or relevant governing bodies) of funds and portfolios managed by certain Vanguard-affiliated entities including U.S.-domiciled mutual funds and ETFs advised by Vanguard Capital Management, LLC (VCM), as well as the boards of Vanguard Asset Management, Ltd., Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, and Vanguard Investments Australia Ltd in connection with their management of certain equity index funds and portfolios (together with the U.S.-domiciled mutual funds and ETFs advised by VCM, the “Funds”). The adoption of this Policy is anchored in the belief that effective corporate governance practices support long-term investment returns.

It is important to note that proposals—whether submitted by company management or other shareholders—often require a facts-and-circumstances analysis based on an expansive set of factors. While the Policy may recommend a particular voting decision, all proposals are voted case by case as determined in the best interests of each Fund consistent with its investment objective. The Policy is applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, support may be withheld for those and other matters in the future.

As a baseline, the Policy looks for companies to abide by the relevant governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) of the market(s) in which they are listed. While the Policy is informed by such frameworks, final voting decisions may differ from the application of those frameworks due to the investment stewardship team’s independent research, analysis, and engagement. In addition, this Policy and its application to specific voting matters are predicated on the relevant Funds’ acquisition and ownership of securities in the ordinary course of business, without the intent of influencing company strategy or changing the control of the issuer. These Funds will not nominate directors, solicit or participate in the solicitation of proxies, or submit shareholder proposals at portfolio companies. The application of this Policy to specific voting matters will also adhere to any passivity requirements to which the Funds and/or The Vanguard Group, Inc. and any of its subsidiaries (collectively, Vanguard) may be subject.

Pillar I: Board composition and effectiveness

The Funds believe that in order to maximize the long-term return of shareholders’ investments in each company, the individuals who serve as board directors to represent the interests of all shareholders should be appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experiences meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests. The evaluation of portfolio company boards will be informed by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.).

Board and Key Committee Independence1

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors of a noncontrolled company should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).2

A director’s independence will generally be determined based on a company’s disclosure in the context of relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) supplemented by independent research and/or engagement.

In cases where a noncontrolled company does not maintain a majority independent board, votes against members of the nominating committee and all nonindependent members of that board may be recommended. In cases where a noncontrolled company board is not majority independent over multiple years, votes may be recommended against the entire board. In cases where any of the key committees of a noncontrolled company are not entirely independent, votes may be recommended against (a) the nonindependent members of that committee, and (b) all of the members of the board’s nominating committee. (In the absence of an explicit nominating committee, votes will generally be recommended against those directors responsible for nominating and/or appointing directors; this may include the entire board.)

At controlled companies, support will generally be recommended for a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, votes against any other relevant board member(s) may be recommended.

1Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). In such cases, the majority of compensation and nominating/governance committee members should be independent; audit committees are expected to be entirely independent regardless of a company’s control status. Committee composition at controlled companies that is inconsistent with these independence expectations may generally result in votes against nonindependent members of the committee in question, as well as the members of the nominating committee.

2 The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Independent Board Leadership

The Funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the Funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies do not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given the Funds’ belief that this matter should be within the purview of a company’s board, votes will generally be recommended against shareholder proposals to separate the CEO and chair roles. Votes for such proposals may be recommended if there are significant concerns regarding the independence or effectiveness of the board at the company in question.

Board Composition

The Funds believe that boards should be fit for purpose by reflecting sufficient breadth of skills, experiences, and perspectives resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The appropriate mix of skills, experiences, and perspectives is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

To this end, the Funds believe that companies should produce fulsome disclosure of a board’s process for building, assessing, and maintaining an effective board well suited to supporting the company’s strategy, long-term performance, and shareholder returns. Such fulsome disclosure may include the range of skills, background, and experiences that each board member provides and their alignment with the company’s strategy (often presented as a skills matrix). Such disclosure may also cover the board’s process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and renomination) process to ensure the right mix of skills, experiences, and perspectives in the future.

A board’s composition should comply with requirements set by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) and be consistent with market norms in the markets in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, the board’s rationale for such differences (and any anticipated actions) should be explained in the company’s public disclosures.

Votes against the nomination/governance committee chair may be recommended if, based on research and/or engagement, a company’s board composition and/or related disclosure is inconsistent with relevant market-specific governance frameworks or market norms.

Director Capacity and Commitments

Directors’ responsibilities are complex and time-consuming. Therefore, shareholders seek to understand whether the number of directorship positions held by a director makes it challenging for that director to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments for directorships may vary, the Funds believe that limitations on the number of board positions held by individual directors may be appropriate, absent compelling evidence to the contrary.

Votes may generally be recommended against any director who is a public company executive and sits on more than two public company boards. In this instance, votes will typically be recommended against the nominee at each company where they serve as a nonexecutive director, but not at the company where they serve as an executive.

Similarly, votes may also generally be recommended against any director who serves on more than four public company boards. In such cases, votes will typically be recommended against the director at each company except the one (if any) where they serve as board chair or lead independent director.

In certain instances, support will be considered for a director who would otherwise be considered overboarded under the standards above, taking into account relevant market-specific governance frameworks or company-specific facts and circumstances.

The Funds believe that portfolio companies should adopt good governance practices regarding director commitments, including a policy regarding director capacity and commitments and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy (e.g., what limits are in place) and, if a nominee for director exceeds the policy, any considerations and rationale for the director’s nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Director Attendance

Votes will generally be recommended against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an extenuating circumstance is disclosed, or they have served on the board for less than one year.

Director Accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. If there are instances in which the board has failed to adequately consider actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, based on independent analysis, failed in its oversight role, votes against those directors deemed responsible (generally based on their functional or committee-level responsibilities) may be recommended. Such conditions will generally not apply to a director who has served less than one year on the board and/or applicable committee, but in such instances may apply to another relevant director in their place.

Contested Director Elections

Contested director elections will be analyzed case by case. The analysis of proxy contests focuses on three key areas:

■The case for change at the target company.

■How has the company performed relative to its peers?

■How effectively has the current board overseen the company’s strategy and execution?

■How does the dissident’s case strengthen the target company’s long-term shareholder returns?

■The quality of company governance.

■How effectively has the company’s governance structure supported shareholder rights consistent with market norms?

■Has the board been sufficiently accessible and responsive to shareholder input in the past?

■The quality of the company’s and dissident’s board nominees.

■Is the incumbent board (and/or the company’s nominees) sufficiently independent, capable, and effective to serve long-term shareholder interests?

■Having made a compelling case for change, do the dissident’s nominees appear better aligned with long-term shareholder interests relative to the company’s nominees?

Pillar II: Board Oversight of Strategy and Risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder returns over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

■Increase in authorized common stock. Increases in authorized common stock will generally be supported if the proposed increase represents potential dilution less than or equal to 100%. Increases of more than 100% dilution may be supported if the increase is to be used for a stock split.

■Reverse stock split. Reverse splits of outstanding shares will generally be supported if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, reverse splits will generally be supported if necessary for the company to remain listed on its current exchange.

■Decrease in outstanding shares to reduce costs. Proposals to reduce outstanding shares to reduce costs will generally be supported if the level at which affected investors are cashed out is not material.

■Amendment of authorized common stock/preferred stock. Proposals to create, amend, or issue common or preferred stock will generally be supported unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or they include a blank-check provision. Proposals to create such stock will generally be opposed if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti-takeover purposes.

■Tracking stock. Issuance of tracking stock as a dividend to current shareholders will generally be supported. Proposals to offer tracking stock through an initial public offering will be supported case by case based on the proposed use of the proceeds, as will proposals calling for the elimination of tracking stock.

Mergers, Acquisitions, and Financial Transactions

Transactions are assessed based on the likelihood that they will preserve or create long-term returns for shareholders. All mergers, acquisitions, and financial transactions will be considered case by case based on a governance-centric evaluation focused on four key areas:

■ Valuation

■Does the consideration provided in the transaction appear consistent with other similar transactions (adjusting for size, sector, scope, etc.)?

■Rationale

■Has the board sufficiently articulated how this transaction is aligned with the company’s long-term shareholder returns?

■Board oversight of the deal process

■Has the board provided sufficient evidence of the rigor of the evaluation process? This could include disclosures such as an independent valuation report or fairness opinion, a discussion of the board’s process for evaluating alternative opportunities, management incentives, or other relevant disclosures.

■How did the board manage any potential conflicts of interest among the parties to the transaction?

■The surviving entity’s governance profile

■Are shareholders’ interests sufficiently protected in any surviving entities (in noncash transactions)?

Bankruptcy Proceedings

All proposals related to bankruptcy proceedings will be evaluated case by case. When evaluating proposals to restructure or liquidate a firm, factors such as the financial prospects of the firm, alternative options, and management incentives will be considered.

Environmental/Social Proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific risks and opportunities that have the potential to affect long-term shareholder returns. While each proposal will be assessed on its merits and in the context of a company’s public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks. Support may be recommended for a shareholder proposal that:

■Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks (e.g., the International Sustainability Standards Board (ISSB));

■Reflects an industry-specific, financial materiality-driven approach; and

■Is not overly prescriptive, such as by dictating company strategy or day-to-day operations, time frame, cost, or other matters.

Each of the Funds adopting this policy is a passive investor whose role is not to dictate company strategy or interfere with a company’s day-to-day management. Fulsome disclosure of material risks to long-term shareholder returns by companies is beneficial to the public markets to inform the company’s valuation. Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Furthermore, shareholders typically do not have sufficient information about specific business strategies to propose specific operational targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As such, support is more likely for proposals seeking disclosure of such risks where material and/or for the company’s policies and practices to manage such risks over time.

Independent Auditors

■Ratification of management’s proposed independent auditor. Support will generally be recommended for an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years. The ratification of independent auditors will be considered case by case when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. Votes against the ratification of auditors may be recommended when tax-related and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair auditor independence.

■Rotations of auditing firms. Proposals mandating independent auditor rotation will be considered case by case.

■Requirement for a shareholder vote. Shareholder proposals that require companies to submit ratification of independent auditors to a shareholder vote will generally be supported.

Pillar III: Executive pay

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the long-term returns for shareholders.

Advisory Votes on Executive Compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a one-size-fits-all tool. Considerations when evaluating executive pay fall into three broad categories:

■Alignment of pay and performance. Company disclosure should include evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with strategy set by the company and analysis of three-year total shareholder return and realized pay over the same period versus a relevant set of peer companies. If there are concerns that pay and performance are not aligned, votes against a pay-related proposal may be considered.

■Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues that have led to, or could in the future lead to, pay-for-performance misalignment, votes against a pay-related proposal may be considered. For compensation structures that are not typical of a market, companies should consider specific disclosure demonstrating how the structure supports long-term returns for shareholders.

■Governance of compensation plans. Boards should articulate a clear philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. Boards should also explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, boards should demonstrate consideration of shareholder concerns.

Executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) will be evaluated case by case. Support is more likely for proposals and plans aligned with long-term shareholder returns. Those that reflect improvements in compensation practices in the interests of long-term shareholder returns may be supported, even if the proposals are not perfectly aligned with all these guidelines.

Without being prescriptive as to the exact structure of a compensation plan, structures and processes that can reasonably be expected to align pay and performance over time are more likely to be supported. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder returns, among other factors. When compensation committees choose to include nonfinancial metrics (such as environmental, social, and governance (ESG) metrics), they should have the same rigor, disclosure, and alignment with key strategic goals, material risks, and shareholder returns as other metrics.

The following situations are among those that raise a higher level of concern related to a compensation plan:

■Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

■The long-term plan makes up less than 50% of total pay.

■The long-term plan has a performance period of less than three years.

■Plan targets are reset or retested or are not rigorous.

■The target for total pay is set above the peer-group median.

■The following situations are among those that raise warning signs, or a moderate level of concern:

■The company’s disclosed peer group used to benchmark pay is not comparably aligned with the company in size or sector.

■The plan uses absolute metrics only.

■The plan allows for positive discretion only.

■The company uses one-time (e.g., retention) awards.

■The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay Frequency

Votes will generally be recommended for annual Say on Pay frequency (as opposed to a vote every two or three years).

Additional Executive Pay Matters

Severance packages/golden parachutes. Proposals to approve severance packages (or “golden parachutes”) will generally be supported unless they are excessive or unreasonable (i.e., cash severance payments that total more than

2.99times salary plus targeted bonus and/or have single trigger cash or equity payments). New or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted, may be supported.

Proposals to approve Say on Severance will generally be supported unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. Shareholder proposals that call for companies to set standards that require pay for superior performance will generally not be supported, particularly when the proposal calls for specific performance standards.

Adopting, Amending, and/or Adding Shares to Equity Compensation Plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of management, employees, and directors with long-term shareholder returns.

Compensation plan proposals will be considered case by case. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. Support is more likely for a proposal in circumstances that include the following:

■Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

■Stock acquired through equity awards must be held for a certain period.

■The program includes performance-vesting awards, indexed options, or other performance-linked grants.

■Concentration of equity grants to senior executives is limited.

■Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

■Votes against a proposal are more likely in circumstances that include the following:

■Total potential dilution (including all stock-based plans) exceeds 20% of shares outstanding.

■Annual equity grants have exceeded 4% of shares outstanding.

■The plan permits repricing or replacement of options without shareholder approval.

■The plan provides for the issuance of reload options.

■The plan contains an automatic share replenishment (“evergreen”) feature.

Additional Employee Compensation Matters

Repricing or replacing underwater options. Support is more likely for proposals to reprice or exchange stock options that meet the following three considerations:

■Value neutrality. An exchange/repricing proposal should be value-neutral.

■Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder returns.

■Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. Management proposals to grant one-time stock options may be opposed if dilution limits are exceeded. Other proposals will be evaluated case by case.

Adopting deferred compensation plan. Proposals to adopt a deferred compensation plan will generally be supported unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. Proposals to adopt or add shares to employee stock purchase plans will generally be supported unless they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. Proposals to amend a 401(k) plan to allow for excess benefits will generally be supported.

Nonemployee Director Compensation

Proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans, will be evaluated case by case. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market norms.

Nonemployee director equity compensation plans that allow for repricing, those that contain an evergreen feature (automatic renewal), and nonemployee director pensions will generally be opposed.

All other proposals for nonemployee director compensation will be considered case by case.

Pillar IV: Shareholder Rights

The Funds believe that companies should adopt governance practices to ensure that boards and management serve in the best interests of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; proposals—irrespective of the proponent—that seek approval for governance structures that safeguard shareholder rights will generally be supported (and those that do not will generally be opposed) as described below.

Board Structure and Director Elections

The Funds believe that each company’s board is generally best positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. Votes will generally be recommended for proposals to declassify a current board and against proposals to create a classified board.

Cumulative voting. Votes will generally be recommended for management proposals to eliminate cumulative voting and against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, votes will generally be recommended for shareholder proposals that require a majority vote for election of directors. Votes will also generally be recommended for management proposals to implement majority voting for election of directors. Votes may be recommended against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. Votes will generally be recommended for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. Votes will generally be recommended against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Votes will generally be recommended for management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, the anti-takeover effects of such proposals will be considered, particularly in the context of a hostile takeover offer or board contest. Votes will generally be recommended against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. Votes will generally be recommended for management proposals to limit terms of outside directors and against shareholder proposals to limit such terms.

Shareholder Access

Management and shareholder proposals to adopt proxy access will be considered case by case. Generally, votes will be recommended for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

Shareholder proposals that have differing thresholds will be considered if the company has not adopted any proxy access provision and does not intend to do so.

Additional Share Classes

The Funds believe that the alignment of voting and economic interests is a foundation of good governance. As such, companies issuing, or proposing to issue, more than one class of stock with different classes carrying different voting rights should bear in mind many investors’ “one-share, one-vote” philosophy, while not hindering public capital formation in the equity markets. Furthermore, a newly public, dual-class company should consider adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

Proposals relating to the introduction of additional share classes with differential voting rights and proposals relating to the elimination of dual-class share structures with differential voting rights will be evaluated case by case.

Defensive Structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/poison pills. Votes will generally be recommended against the adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist to understand the proposal.

■Structures and practices that are short-term in nature (typically terms of one year or less) will generally be supported.

■Shareholder ratification of such plans at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place are preferred. In cases where this is not the practice, a shareholder proposal to adopt such practice may be supported.

■Votes will generally be recommended for net operating loss (NOL) poison pills and proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist, and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. Management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders will be evaluated case by case.

Other anti-takeover provisions. In general, votes will be recommended for proposals to create anti-greenmail provisions and eliminate fair price provisions. Votes may be recommended for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed.

Voting Requirements

Absent regulatory requirements, the Funds believe that material matters subject to shareholder approval should require support from no more than a majority of the company’s shares outstanding. As such, votes will generally be recommended against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate such requirements.

Special Meetings and Written Consent

If a company does not provide shareholders the right to call a special meeting, votes will generally be recommended for management proposals to establish that right. Votes will also generally be recommended for shareholder proposals to establish this right, as long as the ownership threshold for shareholders to have the right to call a special meeting is not below 10% of current shares outstanding.

If a company already provides shareholders the right to call a special meeting at a threshold of 25% or lower, votes will generally be recommended:

■Against management proposals to increase the ownership threshold above 25%.

■Against shareholder proposals to lower the ownership threshold below the current threshold.

Management proposals to establish the right to act by majority written consent will generally be supported, as will shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance Notice of Shareholder Proposals

Votes will generally be recommended for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws Amendment Procedures

Votes will generally be recommended against management proposals that give the board the exclusive authority to amend the bylaws.

Change of Company Name

Votes will generally be recommended for proposals to change the company name unless evidence shows that the change would hurt shareholder returns.

Reincorporation

Management proposals to reincorporate to another domicile will be evaluated case by case based on the relative costs and benefits to both the company and shareholders. Considerations include the reasons for the relocation and the differences in regulation, governance, shareholder rights, and potential benefits.

Votes will generally be recommended against shareholder proposals to reincorporate from one domicile to another.

Exclusive Forum/Exclusive Jurisdiction

Management proposals to adopt an exclusive forum provision will be evaluated case by case. Considerations include the reasons for the proposal, regulations, governance, and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

Companies will generally be given latitude on organizational matters and proposals to designate state courts in a company’s state of incorporation or principal place of business will generally be supported. Any such choice of a state or federal court should generally be broad-based, rather than limited to a specific court within a state.

Shareholder Meeting Rules and Procedures

Quorum requirements. Votes will generally be recommended against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. Votes will generally be recommended against proposals to approve other such matters that may come before the meeting.

Adjournment of a meeting to solicit more votes. In general, votes will be recommended for proposals to adjourn the meeting if the proposals in question are being supported and against such proposals if they are being opposed.

Bundled proposals. Bundled management proposals will be evaluated case by case.

Change in date, time, or location of annual general meeting. Votes will generally be recommended for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. Votes will generally be recommended for proposals seeking permission to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). Proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting) may be supported. Virtual meetings should be designed by a company so as not to curtail shareholder rights—e.g., by limiting the ability for shareholders to ask questions.

B. Fund Proxy Policy – Funds with Proxy Voting Administered by Vanguard Portfolio Management

Introduction

This proxy voting policy (the Policy) describes general positions on proxy proposals that may be subject to a shareholder vote at U.S.-domiciled companies and is aligned with governance practices believed to support long-term shareholder returns. The Policy has been adopted by the boards (or relevant governing bodies) of funds and portfolios managed by certain Vanguard-affiliated entities including U.S.-domiciled mutual funds and ETFs advised by Vanguard Portfolio Management, LLC (VPM), as well as the boards of Vanguard Fiduciary Trust Company and Vanguard Global Advisors, LLC in connection with their management of certain equity index and quantitative equity funds and portfolios (together with the U.S.-domiciled mutual funds and ETFs advised by VPM, the “Funds”). The adoption of this Policy is anchored in the belief that effective corporate governance practices support long-term investment returns.

It is important to note that proposals—whether submitted by company management or other shareholders—often require a facts-and-circumstances analysis based on an expansive set of factors. While the Policy may recommend a particular voting decision, all proposals are voted case by case as determined in the best interests of each Fund consistent with its investment objective. The Policy is applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, support may be withheld for those and other matters in the future.

As a baseline, the Policy looks for companies to abide by the relevant governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) of the market(s) in which they are listed. While the Policy is informed by such frameworks, final voting decisions may differ from the application of those frameworks due to the investment stewardship team’s independent research, analysis, and engagement. In addition, this Policy and its application to specific voting matters are predicated on the relevant Funds’ acquisition and ownership of securities in the ordinary course of business, without the intent of influencing company strategy or changing the control of the issuer. These Funds will not nominate directors, solicit or participate in the solicitation of proxies, or submit shareholder proposals at portfolio companies. The application of this Policy to specific voting matters will also adhere to any passivity requirements to which the Funds and/or The Vanguard Group, Inc. and any of its subsidiaries (collectively, Vanguard) may be subject.

Pillar I: Board Composition and Effectiveness

The Funds believe that in order to maximize the long-term return of shareholders’ investments in each company, the individuals who serve as board directors to represent the interests of all shareholders should be appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experiences meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests. The evaluation of portfolio company boards will be informed by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.).

Board and Key Committee Independence1

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors of a noncontrolled company should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).2

A director’s independence will generally be determined based on a company’s disclosure in the context of relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) supplemented by independent research and/or engagement.

In cases where a noncontrolled company does not maintain a majority independent board, votes against members of the nominating committee and all nonindependent members of that board may be recommended. In cases where a noncontrolled company board is not majority independent over multiple years, votes may be recommended against the entire board. In cases where any of the key committees of a noncontrolled company are not entirely independent, votes may be recommended against (a) the nonindependent members of that committee, and (b) all of the members of the board’s nominating committee. (In the absence of an explicit nominating committee, votes will generally be recommended against those directors responsible for nominating and/or appointing directors; this may include the entire board.)

At controlled companies, support will generally be recommended for a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, votes against any other relevant board member(s) may be recommended.

1Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). In such cases, the majority of compensation and nominating/governance committee members should be independent; audit committees are expected to be entirely independent regardless of a company’s control status. Committee composition at controlled companies that is inconsistent with these independence expectations may generally result in votes against nonindependent members of the committee in question, as well as the members of the nominating committee.

2 The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Independent Board Leadership

The Funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the Funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies do not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given the Funds’ belief that this matter should be within the purview of a company’s board, votes will generally be recommended against shareholder proposals to separate the CEO and chair roles. Votes for such proposals may be recommended if there are significant concerns regarding the independence or effectiveness of the board at the company in question.

Board Composition

The Funds believe that boards should be fit for purpose by reflecting sufficient breadth of skills, experiences, and perspectives resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The appropriate mix of skills, experiences, and perspectives is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

To this end, the Funds believe that companies should produce fulsome disclosure of a board’s process for building, assessing, and maintaining an effective board well suited to supporting the company’s strategy, long-term performance, and shareholder returns. Such fulsome disclosure may include the range of skills, background, and experiences that each board member provides and their alignment with the company’s strategy (often presented as a skills matrix). Such disclosure may also cover the board’s process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and renomination) process to ensure the right mix of skills, experiences, and perspectives in the future.

A board’s composition should comply with requirements set by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) and be consistent with market norms in the markets in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, the board’s rationale for such differences (and any anticipated actions) should be explained in the company’s public disclosures.

Votes against the nomination/governance committee chair may be recommended if, based on research and/or engagement, a company’s board composition and/or related disclosure is inconsistent with relevant market-specific governance frameworks or market norms.

Director Capacity and Commitments

Directors’ responsibilities are complex and time-consuming. Therefore, shareholders seek to understand whether the number of directorship positions held by a director makes it challenging for that director to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments for directorships may vary, the Funds believe that limitations on the number of board positions held by individual directors may be appropriate, absent compelling evidence to the contrary.

Votes may generally be recommended against any director who is a public company executive and sits on more than two public company boards. In this instance, votes will typically be recommended against the nominee at each company where they serve as a nonexecutive director, but not at the company where they serve as an executive.

Similarly, votes may also generally be recommended against any director who serves on more than four public company boards. In such cases, votes will typically be recommended against the director at each company except the one (if any) where they serve as board chair or lead independent director.

In certain instances, support will be considered for a director who would otherwise be considered overboarded under the standards above, taking into account relevant market-specific governance frameworks or company-specific facts and circumstances.

The Funds believe that portfolio companies should adopt good governance practices regarding director commitments, including a policy regarding director capacity and commitments and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy (e.g., what limits are in place) and, if a nominee for director exceeds the policy, any considerations and rationale for the director’s nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Director Attendance

Votes will generally be recommended against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an extenuating circumstance is disclosed, or they have served on the board for less than one year.

Director Accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. If there are instances in which the board has failed to adequately consider actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, based on independent analysis, failed in its oversight role, votes against those directors deemed responsible (generally based on their functional or committee-level responsibilities) may be recommended. Such conditions will generally not apply to a director who has served less than one year on the board and/or applicable committee, but in such instances may apply to another relevant director in their place.

Contested Director Elections

Contested director elections will be analyzed case by case. The analysis of proxy contests focuses on three key areas:

■The case for change at the target company.

■How has the company performed relative to its peers?

■How effectively has the current board overseen the company’s strategy and execution?

■How does the dissident’s case strengthen the target company’s long-term shareholder returns?

■The quality of company governance.

■How effectively has the company’s governance structure supported shareholder rights consistent with market norms?

■Has the board been sufficiently accessible and responsive to shareholder input in the past?

■The quality of the company’s and dissident’s board nominees.

■Is the incumbent board (and/or the company’s nominees) sufficiently independent, capable, and effective to serve long-term shareholder interests?

■Having made a compelling case for change, do the dissident’s nominees appear better aligned with long-term shareholder interests relative to the company’s nominees?

Pillar II: Board Oversight of Strategy and Risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder returns over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

■Increase in authorized common stock. Increases in authorized common stock will generally be supported if the proposed increase represents potential dilution less than or equal to 100%. Increases of more than 100% dilution may be supported if the increase is to be used for a stock split.

■Reverse stock split. Reverse splits of outstanding shares will generally be supported if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, reverse splits will generally be supported if necessary for the company to remain listed on its current exchange.

■Decrease in outstanding shares to reduce costs. Proposals to reduce outstanding shares to reduce costs will generally be supported if the level at which affected investors are cashed out is not material.

■Amendment of authorized common stock/preferred stock. Proposals to create, amend, or issue common or preferred stock will generally be supported unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or they include a blank-check provision. Proposals to create such stock will generally be opposed if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti-takeover purposes.

■Tracking stock. Issuance of tracking stock as a dividend to current shareholders will generally be supported. Proposals to offer tracking stock through an initial public offering will be supported case by case based on the proposed use of the proceeds, as will proposals calling for the elimination of tracking stock.

Mergers, Acquisitions, and Financial Transactions

Transactions are assessed based on the likelihood that they will preserve or create long-term returns for shareholders. All mergers, acquisitions, and financial transactions will be considered case by case based on a governance-centric evaluation focused on four key areas:

■ Valuation

■Does the consideration provided in the transaction appear consistent with other similar transactions (adjusting for size, sector, scope, etc.)?

■Rationale

■Has the board sufficiently articulated how this transaction is aligned with the company’s long-term shareholder returns?

■Board oversight of the deal process

■Has the board provided sufficient evidence of the rigor of the evaluation process? This could include disclosures such as an independent valuation report or fairness opinion, a discussion of the board’s process for evaluating alternative opportunities, management incentives, or other relevant disclosures.

■How did the board manage any potential conflicts of interest among the parties to the transaction?

■The surviving entity’s governance profile

■Are shareholders’ interests sufficiently protected in any surviving entities (in noncash transactions)?

Bankruptcy Proceedings

All proposals related to bankruptcy proceedings will be evaluated case by case. When evaluating proposals to restructure or liquidate a firm, factors such as the financial prospects of the firm, alternative options, and management incentives will be considered.

Environmental/Social Proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific risks and opportunities that have the potential to affect long-term shareholder returns.

While each proposal will be assessed on its merits and in the context of a company’s public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks.

Support may be recommended for a shareholder proposal that:

■Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks (e.g., the International Sustainability Standards Board (ISSB));

■Reflects an industry-specific, financial materiality-driven approach; and

■Is not overly prescriptive, such as by dictating company strategy or day-to-day operations, time frame, cost, or other matters.

Each of the Funds adopting this policy is a passive investor whose role is not to dictate company strategy or interfere with a company’s day-to-day management. Fulsome disclosure of material risks to long-term shareholder returns by companies is beneficial to the public markets to inform the company’s valuation. Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Furthermore, shareholders typically do not have sufficient information about specific business strategies to propose specific operational targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As such, support is more likely for proposals seeking disclosure of such risks where material and/or for the company’s policies and practices to manage such risks over time.

Independent Auditors

Ratification of management’s proposed independent auditor. Support will generally be recommended for an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years. The ratification of independent auditors will be considered case by case when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. Votes against the ratification of auditors may be recommended when tax-related and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair auditor independence.

Rotations of auditing firms. Proposals mandating independent auditor rotation will be considered case by case.

Requirement for a shareholder vote. Shareholder proposals that require companies to submit ratification of independent auditors to a shareholder vote will generally be supported.

Pillar III: Executive Pay

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the long-term returns for shareholders.

Advisory Votes on Executive Compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a one-size-fits-all tool.

Considerations when evaluating executive pay fall into three broad categories:

■Alignment of pay and performance. Company disclosure should include evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with strategy set by the company and analysis of three-year total shareholder return and realized pay over the same period versus a relevant set of peer companies. If there are concerns that pay and performance are not aligned, votes against a pay-related proposal may be considered.

■Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues that have led to, or could in the future lead to, pay-for-performance misalignment, votes against a pay-related proposal may be considered. For compensation structures that are not typical of a market, companies should consider specific disclosure demonstrating how the structure supports long-term returns for shareholders.

■Governance of compensation plans. Boards should articulate a clear philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. Boards should also explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, boards should demonstrate consideration of shareholder concerns.

Executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) will be evaluated case by case. Support is more likely for proposals and plans aligned with long-term shareholder returns. Those that reflect improvements in compensation practices in the interests of long-term shareholder returns may be supported, even if the proposals are not perfectly aligned with all these guidelines.

Without being prescriptive as to the exact structure of a compensation plan, structures and processes that can reasonably be expected to align pay and performance over time are more likely to be supported. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder returns, among other factors. When compensation committees choose to include nonfinancial metrics (such as environmental, social, and governance (ESG) metrics), they should have the same rigor, disclosure, and alignment with key strategic goals, material risks, and shareholder returns as other metrics.

The following situations are among those that raise a higher level of concern related to a compensation plan:

■Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

■The long-term plan makes up less than 50% of total pay.

■The long-term plan has a performance period of less than three years.

■Plan targets are reset or retested or are not rigorous.

■ The target for total pay is set above the peer-group median.

The following situations are among those that raise warning signs, or a moderate level of concern:

■The company’s disclosed peer group used to benchmark pay is not comparably aligned with the company in size or sector.

■The plan uses absolute metrics only.

■The plan allows for positive discretion only.

■The company uses one-time (e.g., retention) awards.

■The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay Frequency

Votes will generally be recommended for annual Say on Pay frequency (as opposed to a vote every two or three years).

Additional Executive Pay Matters

Severance packages/golden parachutes. Proposals to approve severance packages (or “golden parachutes”) will generally be supported unless they are excessive or unreasonable (i.e., cash severance payments that total more than

2.99times salary plus targeted bonus and/or have single trigger cash or equity payments). New or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted, may be supported.

Proposals to approve Say on Severance will generally be supported unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. Shareholder proposals that call for companies to set standards that require pay for superior performance will generally not be supported, particularly when the proposal calls for specific performance standards.

Adopting, Amending, and/or Adding Shares to Equity Compensation Plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of management, employees, and directors with long-term shareholder returns.

Compensation plan proposals will be considered case by case. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. Support is more likely for a proposal in circumstances that include the following:

■Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

■Stock acquired through equity awards must be held for a certain period.

■The program includes performance-vesting awards, indexed options, or other performance-linked grants.

■Concentration of equity grants to senior executives is limited.

■Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

Votes against a proposal are more likely in circumstances that include the following:

■Total potential dilution (including all stock-based plans) exceeds 20% of shares outstanding.

■Annual equity grants have exceeded 4% of shares outstanding.

■The plan permits repricing or replacement of options without shareholder approval.

■The plan provides for the issuance of reload options.

■The plan contains an automatic share replenishment (“evergreen”) feature.

Additional Employee Compensation Matters

Repricing or replacing underwater options. Support is more likely for proposals to reprice or exchange stock options that meet the following three considerations:

■Value neutrality. An exchange/repricing proposal should be value-neutral.

■Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder returns.

■Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. Management proposals to grant one-time stock options may be opposed if dilution limits are exceeded. Other proposals will be evaluated case by case.

Adopting deferred compensation plan. Proposals to adopt a deferred compensation plan will generally be supported unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. Proposals to adopt or add shares to employee stock purchase plans will generally be supported unless they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. Proposals to amend a 401(k) plan to allow for excess benefits will generally be supported.

Nonemployee Director Compensation

Proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans, will be evaluated case by case. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market norms.

Nonemployee director equity compensation plans that allow for repricing, those that contain an evergreen feature (automatic renewal), and nonemployee director pensions will generally be opposed.

All other proposals for nonemployee director compensation will be considered case by case.

Pillar IV: Shareholder Rights

The Funds believe that companies should adopt governance practices to ensure that boards and management serve in the best interests of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; proposals—irrespective of the proponent—that seek approval for governance structures that safeguard shareholder rights will generally be supported (and those that do not will generally be opposed) as described below.

Board Structure and Director Elections

The Funds believe that each company’s board is generally best positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. Votes will generally be recommended for proposals to declassify a current board and against proposals to create a classified board.

Cumulative voting. Votes will generally be recommended for management proposals to eliminate cumulative voting and against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, votes will generally be recommended for shareholder proposals that require a majority vote for election of directors. Votes will also generally be recommended for management proposals to implement majority voting for election of directors. Votes may be recommended against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. Votes will generally be recommended for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. Votes will generally be recommended against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Votes will generally be recommended for management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, the anti-takeover effects of such proposals will be considered, particularly in the context of a hostile takeover offer or board contest. Votes will generally be recommended against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. Votes will generally be recommended for management proposals to limit terms of outside directors and against shareholder proposals to limit such terms.

Shareholder Access

Management and shareholder proposals to adopt proxy access will be considered case by case. Generally, votes will be recommended for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

Shareholder proposals that have differing thresholds will be considered if the company has not adopted any proxy access provision and does not intend to do so.

Additional Share Classes

The Funds believe that the alignment of voting and economic interests is a foundation of good governance. As such, companies issuing, or proposing to issue, more than one class of stock with different classes carrying different voting rights should bear in mind many investors’ “one-share, one-vote” philosophy, while not hindering public capital formation in the equity markets. Furthermore, a newly public, dual-class company should consider adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

Proposals relating to the introduction of additional share classes with differential voting rights and proposals relating to the elimination of dual-class share structures with differential voting rights will be evaluated case by case.

Defensive Structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/poison pills. Votes will generally be recommended against the adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist to understand the proposal.

■Structures and practices that are short-term in nature (typically terms of one year or less) will generally be supported.

■Shareholder ratification of such plans at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place are preferred. In cases where this is not the practice, a shareholder proposal to adopt such practice may be supported.

■Votes will generally be recommended for net operating loss (NOL) poison pills and proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist, and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. Management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders will be evaluated case by case.

Other anti-takeover provisions. In general, votes will be recommended for proposals to create anti-greenmail provisions and eliminate fair price provisions. Votes may be recommended for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed.

Voting Requirements

Absent regulatory requirements, the Funds believe that material matters subject to shareholder approval should require support from no more than a majority of the company’s shares outstanding. As such, votes will generally be recommended against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate such requirements.

Special Meetings and Written Consent

If a company does not provide shareholders the right to call a special meeting, votes will generally be recommended for management proposals to establish that right. Votes will also generally be recommended for shareholder proposals to establish this right, as long as the ownership threshold for shareholders to have the right to call a special meeting is not below 10% of current shares outstanding.

If a company already provides shareholders the right to call a special meeting at a threshold of 25% or lower, votes will generally be recommended:

■Against management proposals to increase the ownership threshold above 25%.

■Against shareholder proposals to lower the ownership threshold below the current threshold.

Management proposals to establish the right to act by majority written consent will generally be supported, as will shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance Notice of Shareholder Proposals

Votes will generally be recommended for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws Amendment Procedures

Votes will generally be recommended against management proposals that give the board the exclusive authority to amend the bylaws.

Change of Company Name

Votes will generally be recommended for proposals to change the company name unless evidence shows that the change would hurt shareholder returns.

Reincorporation

Management proposals to reincorporate to another domicile will be evaluated case by case based on the relative costs and benefits to both the company and shareholders. Considerations include the reasons for the relocation and the differences in regulation, governance, shareholder rights, and potential benefits.

Votes will generally be recommended against shareholder proposals to reincorporate from one domicile to another.

Exclusive Forum/Exclusive Jurisdiction

Management proposals to adopt an exclusive forum provision will be evaluated case by case. Considerations include the reasons for the proposal, regulations, governance, and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

Companies will generally be given latitude on organizational matters and proposals to designate state courts in a company’s state of incorporation or principal place of business will generally be supported. Any such choice of a state or federal court should generally be broad-based, rather than limited to a specific court within a state.

Shareholder Meeting Rules and Procedures

Quorum requirements. Votes will generally be recommended against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. Votes will generally be recommended against proposals to approve other such matters that may come before the meeting.

Adjournment of a meeting to solicit more votes. In general, votes will be recommended for proposals to adjourn the meeting if the proposals in question are being supported and against such proposals if they are being opposed.

Bundled proposals. Bundled management proposals will be evaluated case by case.

Change in date, time, or location of annual general meeting. Votes will generally be recommended for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. Votes will generally be recommended for proposals seeking permission to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). Proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting) may be supported. Virtual meetings should be designed by a company so as not to curtail shareholder rights—e.g., by limiting the ability for shareholders to ask questions.

Statement of Additional Information Text Changes for Participating Funds

The following is added as a new Appendix to the Statement of Additional Information for Participating Funds, as that term is defined below:

Proxy Voting Under Vanguard Investor Choice

Vanguard Trust	Vanguard Fund
Vanguard Index Funds	Vanguard 500 Index Fund
Vanguard Index Funds	Vanguard Extended Market Index Fund
Vanguard Index Funds	Vanguard Growth Index Fund
Vanguard Index Funds	Vanguard Large-Cap Index Fund
Vanguard Index Funds	Vanguard Mid-Cap Index Fund
Vanguard Index Funds	Vanguard Value Index Fund
Vanguard Institutional Index Funds	Vanguard Institutional Index Fund
Vanguard Specialized Funds	Vanguard Dividend Appreciation Index Fund
Vanguard Tax-Managed Funds	Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Funds	Vanguard Tax-Managed Small-Cap Fund
Vanguard Whitehall Funds	Vanguard High Dividend Yield Index Fund
Vanguard Scottsdale Funds	Vanguard Russell 1000 Index Fund
Vanguard Admiral Funds	Vanguard S&P 500 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P 500 Value Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Value Index Fund
Vanguard World Fund	Vanguard ESG U.S. Stock ETF
Vanguard World Fund	Vanguard Mega Cap Index Fund
Vanguard World Fund	Vanguard Energy Index Fund
Vanguard World Fund	Vanguard Materials Index Fund
Vanguard World Fund	Vanguard Industrials Index Fund
Vanguard World Fund	Vanguard Consumer Discretionary Index Fund
Vanguard World Fund	Vanguard Consumer Staples Index Fund
Vanguard World Fund	Vanguard Health Care Index Fund
Vanguard World Fund	Vanguard Financials Index Fund
Vanguard World Fund	Vanguard Information Technology Index Fund
Vanguard World Fund	Vanguard Communication Services Index Fund
Vanguard World Fund	Vanguard Utilities Index Fund

The boards of trustees of the above-listed Vanguard trusts (the “Boards”) have approved, beginning in early 2026, the offering of Vanguard Investor Choice as a program in the above-listed Vanguard funds (“Participating Funds”). With Investor Choice, shareholders of Participating Funds may choose from among a number of different proxy voting policies through which they may direct how their pro-rata ownership interest in Participating Funds, as of the record date of each portfolio company shareholder meeting within such Participating Funds that occurs after the shareholder has selected a proxy voting policy, will vote on proposals presented for a vote at those shareholder meetings. Certain portfolio company meetings may be excluded as a result of operational issues or other infrequent events where it is determined, based on the facts and circumstances known to Vanguard at the time of the vote, that it is in the best interests of a Participating Fund and its shareholders to apply a consistent vote to all of the Participating Fund’s shares at a particular meeting, including instances where it is necessary to preserve a Participating Fund’s rights.

If you hold shares of a Participating Fund in a Vanguard account, you may participate directly through your Vanguard account. If you hold shares of a Participating Fund outside of a Vanguard account, you may select a policy by visiting proxyvote.com to verify that you are a Participating Fund shareholder. In addition, beginning in February 2026, if you hold shares of a Participating Fund outside of a Vanguard account and Broadridge Financial Solutions (Broadridge) has your contact information and information regarding your pro-rata ownership interest in a Participating Fund, you may receive a communication accompanying the semiannual shareholder reports for each Participating Fund for which you hold shares. These communications will contain an invitation and an embedded link that will enable you to select a proxy voting policy.

If you hold shares of a Participating Fund and do not select a proxy voting policy, the proportionate share of your holdings in the Participating Fund will continue to be voted in accordance with the relevant Fund Proxy Policy. As a Participating Fund shareholder, you may change your proxy voting policy selection. You should expect a reasonable delay after any selection is made before it is implemented.

Overview of Proxy Voting Policies for Participating Funds

There are five proxy voting policies that reflect a range of defined proxy voting approaches from which Participating Fund shareholders may choose. The five proxy voting policies are: (i) a Company Board-Aligned Policy; (ii) a third-party policy provided by Egan-Jones Proxy Services (Egan-Jones Wealth-Focused Policy); (iii) a third-party policy provided by Glass Lewis & Co., LLC (Glass Lewis ESG Policy); (iv) a Mirror Voting Policy; and (v) the Fund Proxy Policy for either VCM or VPM Funds, as appropriate, which has been adopted by the trustees of the relevant Vanguard fund and will be administered by the relevant Investment Stewardship Team (the VCM Investment Stewardship Team or the VPM Investment Stewardship Team, as appropriate).

If a proxy voting policy becomes unavailable, the pro-rata ownership position of any Participating Fund shareholders who have selected such policy will be voted in accordance with the relevant Fund Proxy Policy. In addition, the Boards may determine it is in the best interests of Participating Fund shareholders to use a different provider for a proxy voting policy that is substantially the same as one of the policies described below.

■Company Board-Aligned Policy. The pro-rata ownership position of Participating Fund shareholders that select the Company Board-Aligned Policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Participating Fund will cast an ABSTAIN vote on that shareholder’s behalf.

■Egan-Jones Wealth-Focused Policy: The pro-rata ownership position of Participating Fund shareholders that select the Egan-Jones Wealth-Focused Policy will be voted according to proxy voting recommendations from Egan-Jones Proxy Services, a third-party proxy advisor, that is based on the belief, as described by Egan-Jones, that maximizing shareholder value should be the primary focus of corporate governance and management decisions, without being influenced by political or social agendas. This policy by rule rejects proposals based on environmental, social, or political considerations unless they directly contribute to revenue generation at the company receiving the proposal.

This description is qualified in its entirety by reference to the full text of the Egan-Jones Wealth-Focused Policy, which is included below, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

■Glass Lewis ESG Policy: The pro-rata ownership position of Participating Fund shareholders that select the Glass Lewis ESG Policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, that is based on the belief, as described by Glass Lewis, that enhanced disclosures of company policies and practices related to certain environmental, social, and/or governance issues could mitigate company risks and create operational opportunities.

This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG Policy, which is included below, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

■Mirror Voting Policy: The pro-rata ownership position of Participating Fund shareholders that select the Mirror Voting Policy will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the Participating Fund will leave your proportionate share unvoted.

The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

■ Fund Proxy Policy: See the relevant Fund Proxy Policy for each Participating Fund above.

Retention of Policy Selections for Participating Funds

The policy selections of Participating Fund shareholders that make a policy selection will be retained and may be applied to any future funds participating in Investor Choice that are held by such Participating Fund shareholder within any account where such shareholder is a primary or joint account holder or trustee, so long as such policy selection is still available or a substantially similar policy is approved by the Boards and is included as a policy option.

Additional Proxy Policies for Participating Funds

Company Board-Aligned Policy

Under this policy, proportionate positions will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Participating Fund will cast ABSTAIN votes on the shareholder’s behalf.

Wealth-Focused Policy Overview

Effective for shareholder meetings held on or after March 1, 2026 Published December 12, 2025

Wealth-Focused Policy Overview

I. Wealth-Focused Policy Overview

Recommendations are based only on protecting and enhancing investor wealth.

Unlike conventional ESG frameworks that impose uniform governance and sustainability standards, this policy’s guiding philosophy is to allow management the freedom to manage, while holding directors accountable for poor returns to shareholders. The policy is not a "board- aligned" policy because directors with poor impact on shareholder returns will be opposed.

Restrictive governance and environmental protection proposals are generally opposed. Proposals promoting diversity, equity, and inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.

Director elections

The Wealth-Focused Policy generally supports nominees with a record of responsible leadership, including attending at least 75% of board and committee meetings. Additionally, the TSR of the Company over the director’s tenure is a primary consideration.

Director and executive compensation

The Wealth-Focused Policy supports compensation packages that are in alignment with total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.

Governance

The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.

Corporate operations (including human resources, health, safety, and environment)

The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including with regards to hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.

Procedure

The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve the previous board's actions, so as to not be obstructive to standard practices.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 2

Wealth-Focused Policy Overview

Auditors

The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit or total audit fees from the company. The goal is to support independent auditors.

Shareholder rights

The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.

Mergers, acquisitions, and restructuring

The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.

Capitalization

The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections. Excessive dilution for compensation plans is not supported unless directly tied to shareholder returns.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 3

Wealth-Focused Policy Overview

II. Notable Recommendations

View recommendations of the Wealth-Focused Policy from prior meetings.

Phillips 66

Annual Meeting

May 21, 2025

Opposition Proposal: Election of Directors

Egan-Jones’ Wealth-Focused policy recommends FOR the Elliott Nominees, as we believe their election is in the best interests of the Company and its shareholders. Over the past five years, PSX’s total shareholder return (TSR) has lagged its refining and midstream peers as well as the broader market. Additionally, the Company’s substantial financial losses have been driven largely by elevated operating expenses, particularly in labor, maintenance, and energy. We agree with the dissidents that a strategic shift—refocusing on core assets, especially within the refining segment—is necessary to enhance performance and support long-term value creation.

Harley-Davidson, Inc.

Annual Meeting

May 14, 2025

Management Proposal: Election of Directors

Egan-Jones’ Wealth-Focused policy recommends WITHHOLDING votes from management’s nominees for this withhold campaign. Harley-Davidson yielded -11% returns for investors over the same five-year period in which total market returns were 94%. We therefore recommend withholding votes from three long-standing directors as well as the CEO who have overseen long-term sustained underperformance of the Company.

Tesla Inc.

Annual Meeting

November 6, 2025

Management Proposal: Approval of the 2025 CEO Performance Award

Egan-Jones’ Wealth-Focused policy recommends FOR this proposal. While the potential dilution from the 2025 CEO Performance Award is estimated at 12.75%, which exceeds our typical threshold of shareholder equity dilution, we believe an exception is warranted in this case due to the highly performance-based structure of the potential awards to Mr. Elon Musk and the lengthy period over which these shares will be granted. If the full number of shares is granted over the next 10 years, the annual depletion rate each year will only be approximately 1.3%. Additionally, the combination of performance conditions and time-based vesting requirements is designed to align Mr. Musk’s compensation with long-term shareholder value creation. If Mr. Musk meets the requirements for all twelve tranches of the CEO Performance Award, shareholders of Tesla will see an approximate 700% increase in the value of their stock within 10 years. Hence, we believe that the 2025 Performance CEO Award is aligned with shareholders’ interests.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 4

Wealth-Focused Policy Overview

AMC Entertainment Holdings, Inc.

Annual Meeting

December 10, 2025

Management Proposal: Advisory Vote to Approve Executive Compensation

Egan-Jones’ Wealth-Focused policy recommends AGAINST AMC Holdings’ say-on-pay proposal as we do not believe the compensation amount is in alignment with shareholders’ interests. Specifically, we review the total compensation of the highest paid NEO as compared to Company performance (as measured by TSR). In this case, the TSR during 2024 was -34.8% while the total compensation of the CEO was over $11 million.

Alphabet Inc.

Annual Meeting

June 6, 2025

Shareholder Proposal: Regarding an Enhanced Disclosure on Climate Goals

Egan-Jones’ Wealth-Focused policy recommends AGAINST this enhanced disclosure. Considering the Company already provides extensive disclosure regarding its climate strategy, goals, challenges, and risk-management processes in its annual Environmental Report, we believe that the shareholder proposal is redundant and will not create additional benefits or value for the shareholders.

Apple, Inc.

Annual Meeting

February 25, 2025

Shareholder Proposal: Report on Risks and Impacts of Charitable Giving

Egan-Jones’ Wealth-Focused policy recommends AGAINST this report. Apple already has a well-governed corporate donations program, including strict safeguards such as prohibiting the use of funds for lobbying or political campaigns. The company regularly discloses its charitable activities, making the requested additional report redundant and unlikely to provide meaningful shareholder benefit, while unnecessarily intruding into Apple’s ordinary business operations.

Amazon.com, Inc.

Annual Meeting

May 21, 2025

Shareholder Proposal: Audit Report on Warehouse Working Conditions

Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering Amazon has demonstrated a robust commitment to workplace safety, supported by measurable improvements in injury rates and extensive regulatory oversight, we believe that the proposed independent audit is unnecessary. Additionally, commissioning an audit could create legal and reputational risks by implying potential violations and providing a roadmap for future litigation, ultimately exposing shareholders to substantial long-term costs.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 5

Wealth-Focused Policy Overview

Comcast Corporation

Annual Meeting

June 18, 2025

Shareholder Proposal: Adopt Policy for an Independent Chairman

Egan-Jones’ Wealth-Focused policy recommends AGAINST. Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size-fits-all principle. We believe that the Board should have flexibility in determining a leadership structure that is conducive to the company’s goal of maximizing shareholder value.

International Business Machines Corp. (IBM)

Annual Meeting

April 29, 2025

Shareholder Proposal: Report on Hiring/Recruitment Discrimination

Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that IBM already maintains transparent, legally compliant, and non-discriminatory hiring practices. As such, producing the requested report would be unnecessary, burdensome, and divert resources from more meaningful priorities.

Exxon Mobil Corporation

Annual Meeting

May 28, 2025

Management Proposal: Ratify the Appointment of Independent Auditor

Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.

Eli Lilly and Company

Annual Meeting

May 5, 2025

Management Proposal: Proposal to Amend the Company’s Articles of Incorporation to Eliminate Supermajority Voting Provisions

Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. Adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable a more meaningful voting process.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 6

Wealth-Focused Policy Overview

Core Scientific, Inc.

Special Meeting

October 30, 2025

Management Proposal: Approval of the Agreement and Plan of Merger

Egan-Jones’ Wealth-Focused policy recommends AGAINST the merger of Core Scientific with CoreWeave. We believe that while the proposed merger may offer operational synergies, the terms of the transaction materially undervalue Core Scientific relative to its intrinsic potential and the stock price. Additionally, given the all-stock nature of the transaction and the volatile share price of CoreWeave, the transaction is highly risky for Core Scientific shareholders. Given the company’s strong fundamentals, long-term contracts, and clear growth trajectory as a standalone entity, we believe shareholders are better served by rejecting the current offer.

ProPhase Labs, Inc.

Annual Meeting

November 24, 2025

Management Proposal: Authorization for Amendment to Authorize Additional Shares

Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we generally support proposals to issue more shares when the new proposed stock is less than 50% of total authorized shares of common stock, or when the increase is tied to a specific transaction or financing proposal or when the share pool was used up due to equity plans. The Company seeks to increase its authorized common stock to ensure sufficient unissued shares to satisfy obligations under its $3 million 20% OID senior secured promissory note and related July 2025 warrants. We believe this purpose is reasonable and therefore fair and advisable to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 7

Wealth-Focused Policy Overview

III. Detailed vote recommendations

View recommendations per category and region.

Proposals by management | Accounting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Accept an accounting	World		We generally recommend FOR because
irregularity			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Accept the financial	World	North America	We generally recommend FOR because
statements/statutory			according to our policy, the financial statements
report			give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Approve a special	China, Western		We recommend FOR this Proposal, because
transactions financial	Europe, Latin		according to our policy, approving the special
report	America		transactions financial report ensures
transparency and gives shareholders a clear
overview of significant transactions, supporting
informed decision-making.
Receive the annual report	World	North America	We generally recommend FOR because
and accounts			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 8

Wealth-Focused Policy Overview

Proposals by management | Auditor

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Approve the discharge of	Western		We generally recommend FOR because after
the auditors	Europe		reviewing the auditor acts for the fiscal year that
has ended, we find it advisable to grant
discharge from liability to the auditors.
Ratify auditor AND director	World	United States	We generally recommend FOR the auditor when
remuneration			the non-audit fees do not make up a substantial
proportion of all fees the auditor is charging the
company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Ratify auditor appointment	Emerging &		We generally recommend FOR the auditor when
and remuneration	Frontier Asia-		the non-audit fees do not make up a substantial
	Pacific, Western		proportion of all fees the auditor is charging the
	Europe		company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Ratify the appointment of a	World		We recommend FOR this Proposal, because
non-statutory auditor			according to our policy, ratifying the
appointment of a non-statutory auditor
strengthens oversight and reinforces the
integrity of reporting.
Ratify the appointment of a	China, Western		We recommend FOR this Proposal, because
special transactions auditor	Europe, Latin		according to our policy, ratifying the
	America		appointment of a special transactions auditor
ensures independent review of significant
transactions and strengthens disclosure and
transparency.
Ratify the appointment of	World		We generally recommend FOR the auditor when
an auditor			the non-audit fees do not make up a substantial
proportion of all fees the auditor is charging the
company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 9

Wealth-Focused Policy Overview

Ratify the appointment of	Western	We recommend AGAINST this Proposal, because
statutory AND	Europe	according to our policy, ratifying the
sustainability auditors		appointment of statutory and sustainability
auditors may not directly align with the priorities
of shareholders, as the proposal emphasizes ESG
and non-financial reporting oversight rather
than measures that drive immediate financial
returns or shareholder value.
Remove the auditor	World	We generally recommend a vote FOR the
removal of the auditors whenever the Company
may deem it necessary to ensure auditor
independence and integrity.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 10

Wealth-Focused Policy Overview

Proposals by management | Capitalization

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allot securities	Western		We generally recommend FOR because
	Europe		according to our policy, the allotment of shares
or securities will enable the Company to
capitalize on future business opportunities. This
flexibility provides the Company with the ability
to act promptly and strategically to business
decisions, ensuring it remains competitive and
well-positioned for long-term success.
Appropriate	World	North America	We recommend FOR this Proposal, because
profits/surplus/retained			according to our policy, allocating corporate
earnings			earnings through appropriate distribution of
profits, surplus, or retained earnings supports
shareholder interests and long-term value
creation.
Approve a share	Emerging &		We generally recommend a vote FOR because
repurchase plan	Frontier Asia-		according to our policy, the proposed share
	Pacific, Western		repurchase plan would grant the Company
	Europe		greater flexibility in managing its capital
structure. Furthermore, share repurchases are
widely regarded as an effective strategy for
enhancing shareholder value and financial
position of companies.
Approve a stock exchange	World		We generally recommend FOR because
listing			according to our policy, approval of the stock
exchange listing would create investment
opportunities for the Company and provide
greater liquidity while diversifying the risks
associated with it.
Approve a stock terms	World		This proposal is considered on a case-by-case
revision			basis by the guidelines committee.
Approve adjustment in the	Emerging &		We recommend FOR this Proposal, because
share repurchase price	Frontier Asia-		according to our policy, allocating corporate
	Pacific		earnings through appropriate distribution of
profits, surplus, or retained earnings supports
shareholder interests and long-term value
creation.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 11

Wealth-Focused Policy Overview

Approve capital	Emerging &		We recommend FOR this Proposal, because
utilization/cash	Frontier Asia-		according to our policy, the proposed capital or
management	Pacific		cash utilization enables the company to support
its strategic initiatives and efficiently finance its
operations.
Approve credit and/or debt	Emerging &		We recommend FOR this Proposal, because
financing	Frontier Asia-		according to our policy, approving credit or debt
	Pacific		financing provides the company with the
necessary capital to support strategic initiatives,
maintain liquidity, and ensure financial flexibility.
Approve dividends	World	North America	We generally recommend FOR this Proposal,
because according to our policy, the proposed
dividend distribution is financially prudent,
maintains sufficient liquidity, and supports
consistent shareholder returns.
Change share par value	World		We generally recommend FOR when the new
par value is less than or equal to old par value.

Conduct a stock split	World		We generally recommend FOR because
according to our policy, the proposed reverse
stock split would make the Company’s common
stock a more attractive and cost-effective
investment for many investors, thereby
enhancing the liquidity of current stockholders
and potentially broadening the investor base.
Distribute	World	North America	We generally recommend FOR because
profit/dividend/etc			according to our policy, the proposed
according to a sharing plan			distribution plan will not put the company´s
liquidity at risk.
Exchange debt for equity	World		We generally recommend a vote FOR because
according to our policy, the proposed exchange
of debt for equity would strengthen the
Company’s financial position by reducing its
liabilities, improving its balance sheet and
enhancing its creditworthiness.
Increase authorized shares	World	Brazil	We generally recommend FOR except when one
of the following conditions is met: 1) The new
proposed stock is >50% of total authorized
shares of common stock; 2) The increase is NOT
tied to a specific transaction or financing
proposal; and 3) The Share pool was NOT used
up due to equity plans.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 12

Wealth-Focused Policy Overview

Increase authorized shares	Brazil	We generally recommend FOR except when one
of the following conditions is met: 1) The
increase is NOT tied to a specific transaction or
financing proposal; and 2) The Share pool was
NOT used up due to equity plans.
Issue bonds	World	We generally recommend FOR because
according to our policy, approval of this proposal
will give the Company greater flexibility in
considering and planning for future corporate
needs, including, but not limited to, stock
dividends, grants under equity compensation
plans, stock splits, financings, potential strategic
transactions, including mergers, acquisitions,
and business combinations, as well as other
general corporate transactions.
Issue shares	World	We generally recommend FOR when there is a
purpose for the share issuance and when the
shareholder rights on the issued shares will not
be superior to outstanding shares.
Issue shares below NAV	World	We generally recommend FOR because
according to our policy, issuing shares below net
asset value (NAV) would provide the Fund with
flexibility in raising capital, reducing debt,
preventing insolvency, and funding strategic
acquisitions or growth opportunities. While it
typically leads to dilution, a discounted issuance
can be used in ways that may ultimately
enhance shareholder value, improve financial
stability, and position the company for long-term
success.
Issue shares upon exercise	World	We generally recommend FOR because
of warrants		according to our policy, the proposed issuance
of shares will provide the Company with a
source of capital to fund its corporate endeavors
and activities.
Re-price options	World	We generally recommend FOR re-pricing options
when external and uncontrollable market factors
caused the stock price to decrease.
Repurchase and/or cancel	Emerging &	We recommend FOR this Proposal because,
shares	Frontier Asia-	according to our policy, share
	Pacific, Western	repurchase/cancellation can enhance
Europe
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 13

Wealth-Focused Policy Overview

shareholder value and provide the company
with flexibility in managing its capital effectively.
Repurchase bonds	World	We recommend FOR this Proposal because,
according to our policy, repurchase of bonds
allows the company to manage its debt
efficiently, reduce interest expenses, and
optimize its capital structure, ultimately
supporting financial flexibility and long-term
shareholder value.
Create a new class of	World	We generally recommend FOR these proposals
shares		when the new class of shares to be created will
not have blank-check authority and will not have
superior voting rights to the existing class of
shares.
Reclassify/convert shares	World	We generally recommend FOR if the conversion
would provide equal rights to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 14

Wealth-Focused Policy Overview

Proposals by management | Climate/Resources

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Approve the sustainability	Western		We generally recommend a vote AGAINST
auditor	Europe		because according to our policy, the
appointment of a separate sustainability auditor
is unwarranted, given that the Company already
integrates sustainability into its existing audit
process. The Company’s current approach
effectively addresses sustainability concerns
without the need for additional oversight.
Furthermore, approval of this proposal would
impose unnecessary costs and administrative
burdens, diverting resources from other critical
business priorities.
Approve the sustainability	Western		We generally recommend a vote AGAINST
report	Europe,		because, according to our policy, approval of this
	Australia		proposal would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 15

Wealth-Focused Policy Overview

Proposals by management | Compensation

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Advise on executive	World		We generally recommend FOR when the total
compensation (say-on-pay)			compensation is reasonable considering the
company's performance as measured by change
in adjusted stock price.
Approve a stock	United States		We generally recommend FOR when the plan
compensation plan (non-			results in dilution of 10% or less and when the
SPAC)			average burn rate over the last three years is 3%
or less (or the company has been public for five
years or less).
Approve a stock	World	United States	We generally recommend FOR when the plan
compensation plan (non-			results in dilution of 10% or less.
SPAC)
Approve a stock	World		We recommend a vote AGAINST this proposal
compensation plan (SPAC)			because according to our policy, this proposal
would dilute shareholder value in this special
purpose acquisition company and is therefore
not in the shareholders' best interests. Because
the company is a SPAC, management is already
highly incentivized through founder shares and
warrants, and an incentive stock option plan
would be unnecessary and potentially excessive.
Approve an employee	World		We generally recommend FOR when the plan is
stock purchase plan			qualified under Section 423(c) or has dilution of
10% or less and when there is no evergreen
provision.
Approve an	Emerging &		This proposal is considered on a case-by-case
employment/management	Frontier Asia-		basis by the guidelines committee.
/severance/partnership	Pacific, Western
agreement	Europe
Approve bonuses	Western		We generally recommend FOR when the total
	Europe,		compensation is reasonable considering the
	Australia, Israel		company's performance as measured by change
in adjusted stock price.
Approve	Western		We generally recommend FOR because
executive/director/related	Europe		according to our policy, the related party
party transactions			transaction is advisable, substantively and
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 16

Wealth-Focused Policy Overview

procedurally fair to, and in the best interests of
the Company and its shareholders.

Approve future executive	Western	We generally recommend FOR when the
remuneration	Europe, Eastern	proposed compensation includes performance-
	Europe &	based metrics.
Central Asia,
Middle East &
North Africa
Approve other	World	This proposal is considered on a case-by-case
compensation		basis by the guidelines committee.

Approve the executive	Middle East &	We generally recommend FOR when the total
compensation policy	North Africa,	compensation is reasonable considering the
	Western	company's performance as measured by change
	Europe, Eastern	in adjusted stock price.
Europe &
Central Asia
Approve the non-executive	Emerging &	We recommend FOR this Proposal, because
directors' compensation	Frontier Asia-	according to our policy, the proposed non-
	Pacific, Western	executive directors’ compensation is
	Europe, Eastern	commensurate with their contributions and
	Europe &	supports the company in remaining competitive
	Central Asia	in attracting and retaining skilled board
members.
Decide the frequency of	World	We generally recommend an annual frequency
the executive		for the say-on-pay vote.
compensation vote
Reduce the legal reserve	Emerging &	We generally recommend FOR because
	Frontier Asia-	according to our policy, the proposed reduction
	Pacific, Western	of legal reserves is commensurate with the
	Europe,	Company’s current financial position and would
	Developed	strengthen its cashflow.
Asia-Pacific
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 17

Wealth-Focused Policy Overview

Proposals by management | Directors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allow for the removal of	World		We generally recommend AGAINST the proposal
directors only with cause			because according to our policy, directors should
be removed with or without cause. This level of
flexibility allows the Company to make
necessary changes to its leadership when
deemed appropriate. Allowing for the removal
of directors with or without cause ensures that
the Board can effectively address issues such as
performance concerns and maintain the best
interests of the Company and its shareholders.
Allow for the removal of	World		We generally recommend a vote FOR because
directors without cause			according to our policy, allowing shareholders to
remove a director without cause enhances
accountability and strengthens shareholder
rights. This provision empowers shareholders to
take action if they believe a director is not acting
in the best interests of the company, ensuring
greater transparency and governance.
Approve director	World		We generally recommend FOR because
indemnification			according to our policy, approval of director
indemnification would enable the Company to
provide a greater scope of protection to
directors in cases of litigations. Further, such a
provision would also help the Company to
attract, retain and motivate its directors whose
efforts are essential to the Company's success.
Approve director liability	World		We generally recommend FOR because
insurance			according to our policy, approval of director
liability insurance would enable the Company to
provide a greater scope of protection to
directors in cases of litigations. Further, such a
provision would also help the Company to
attract, retain and motivate its directors whose
efforts are essential to the Company's success.
Approve election and	Developed		We generally recommend FOR when the
remuneration for the	Asia-Pacific,		director(s) passes our election of director test
executive director(s)			and the executive compensation passes our test.
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Wealth-Focused Policy Overview

	Western	If any director or the executive compensation
	Europe	does not pass our tests, we will recommend
against the proposal.
Approve election and	Developed	We generally recommend FOR when the change
remuneration for the non-	Asia-Pacific,	in adjusted stock price over the director's tenure
executive director(s)	Western	is not poor (given that the director tenure is at
	Europe	least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Approve financial	Western	We generally recommend FOR because
statements and discharge	Europe, Eastern	according to our policy, the financial statements
directors	Europe &	give a true and fair view of the financial position
	Central Asia	of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Approve the directors'	Western	We generally recommend FOR because approval
report	Europe, Eastern	of the directors' report is in the best interests of
	Europe &	the Company and its shareholders.
Central Asia
Approve the discharge of	Western	We generally recommend FOR because
the board and president	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the discharge of	Western	We generally recommend FOR because
the management board	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the discharge of	Western	We generally recommend FOR because
the supervisory board	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the previous	Western	We generally recommend FOR because
board's actions	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the spill	Australia	We generally recommend FOR this resolution
resolution		when the company has failed our executive
compensation test.
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Wealth-Focused Policy Overview

Authorize exculpation of	World	We generally recommend a vote FOR because
officers (DGCL)		according to our policy, implementation of the
exculpation provision pursuant to Delaware Law
will enable the Company to attract, retain and
motivate its officers whose efforts are essential
to the Company's success. Additionally,
Delaware's exculpation law strikes a balanced
approach, offering protection to directors while
ensuring accountability for significant breaches
of their fiduciary duties.
Authorize the board to	Western	We generally recommend FOR because approval
execute legal formalities	Europe, Eastern	of the proposal is necessary in order to carry out
	Europe &	the legal formalities related to the meeting.
Central Asia,
Emerging &
Frontier Asia-
Pacific
Authorize the board to fill	World	We generally recommend FOR if the appointees
vacancies		will face a shareholder vote at the next annual
meeting.
Change the size of the	World	We generally recommend FOR if the board size
board of directors		is between 5 and 15.
Classify the board	World	We generally recommend AGAINST because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
Declassify the board	World	We generally recommend FOR because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
Delegate authority to a	Western	We generally recommend FOR because the
committee	Europe	delegation of authority to the committee is in
the best interests of the Company and its
shareholders.
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Wealth-Focused Policy Overview

Elect a company	Western		We generally recommend FOR because
clerk/secretary	Europe, Eastern		according to our policy, the nominee appears
	Europe &		qualified.
Central Asia
Elect a director to board	World		We generally recommend FOR when the change
in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect a director to	World		We generally recommend FOR when the change
committee			in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect directors and appoint	Western		We generally recommend FOR when the
the auditor	Europe		director(s) passes our election of director test
and the auditor passes our auditor ratification
test. If any director or the auditor does not pass
our tests, we will recommend against the
proposal.
Elect directors and fix the	Canada,		We generally recommend FOR when the change
number of directors	Western		in adjusted stock price over the director's tenure
	Europe		is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect multiple directors to	World	United States,	We generally recommend FOR when each
the board		United	director passes our election of director test. If
		Kingdom	any director does not pass this test, we will
recommend against the proposal.
Eliminate the retirement	World		We generally recommend FOR this proposal
age requirement			because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
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Wealth-Focused Policy Overview

their age, potentially undermining the
effectiveness of the board.
Fix the number of directors	Canada,		We generally recommend FOR if the board size
	Western		is between 5 and 15.
Europe
Receive the directors'	World	North America	We generally recommend FOR because
report			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year that has ended.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 22

Wealth-Focused Policy Overview

Proposals by management | Legal and compliance

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an exclusive forum	World		We generally recommend FOR because
for disputes			according to our policy, having an exclusive
forum will allow the Company to address
disputes and litigations in an exclusive
jurisdiction, with familiarity of the law, and
reduce the administrative cost and burden
related to settlement.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 23

Wealth-Focused Policy Overview

Proposals by management | M&A / Structure

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an anti-greenmail	World		We generally recommend FOR because
provision			according to our policy, the adoption of an anti-
greenmail provision will prevent the likelihood
of potential hostile takeover which could be
detrimental to the shareholders’ interests.
Advise on merger related	World		We generally recommend FOR when 1) the total
compensation			severance package doesn't exceed 3X the
previous year's CAP for the highest paid NEO.
Approve a joint venture	World		This proposal is considered on a case-by-case
agreement			basis by the guidelines committee.
Approve a liquidation plan	World		We generally recommend FOR if the following
conditions are met: the transaction is the best
strategic alternative for the company and the
appraisal value is fair.
Approve an anti-takeover	Australia		This proposal is considered on a case-by-case
measure(s)			basis by the guidelines committee.
Approve an extension	World		We generally recommend FOR when the trust
amendment proposal (for			deposit payment is not less than the previous
SPACs)			trust deposit payment.
Approve an M&A	World		This proposal is considered on a case-by-case
agreement (sale or			basis by the guidelines committee.
purchase)
Approve an M&A-related	World		This proposal is considered on a case-by-case
share issuance			basis by the guidelines committee.

Approve an opt-out plan	World		This proposal is considered on a case-by-case
basis by the guidelines committee.
Approve the restructuring	World		This proposal is considered on a case-by-case
plan			basis by the guidelines committee.

Change the domicile /	World		We generally recommend FOR because
jurisdiction of			according to our policy, changing the Company’s
incorporation			legal domicile is necessary to align the legal
structure of the Company in a manner that is
more consistent with their business objectives.
Proceed with bankruptcy	World		We generally recommend FOR because
according to our policy, approval of the
bankruptcy plan is the best available alternative
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 24

Wealth-Focused Policy Overview

in order for the Company to provide a
reasonable value for its shareholders.

Remove an antitakeover	World	We recommend FOR this Proposal, because,
provision(s)		according to our policy, the removal of the
antitakeover provision can increase shareholder
value by enhancing market responsiveness and
facilitating potential takeovers that may lead to
premium buyouts.
Ratify a poison pill	World	We generally recommend a vote FOR because
according to our policy, approval of the proposal
will acknowledge both the advantages and
inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can
deter hostile takeovers, they also carry the risk
of management entrenchment in some cases.
Ensuring that shareholders are given a voice on
the advisability of such a plan is crucial to
safeguarding the Company from these risks,
promoting transparency, and maintaining a
balance between protecting shareholder
interests and preventing potential misuse of the
plan.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 25

Wealth-Focused Policy Overview

Proposals by management | Meeting and Proxy Statement

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt notice and access	World		We generally recommend FOR because
provisions			according to our policy, approval of the notice
and access provision would provide
shareholders with sufficient disclosure and
ample time to make informed decisions
regarding the election of directors at
shareholder meetings. This provision ensures
that shareholders have the opportunity to
review relevant information regarding the
nominees, the Company's performance, and
other important matters, therefore enabling the
shareholders to participate meaningfully in the
governance process.
Approve administrative	World		We recommend FOR this Proposal, because
and/or procedural items			according to our policy, approving administrative
and procedural items related to the convening
of shareholder meetings ensures proper
organization, compliance with governance
requirements, and smooth conduct of
proceedings.
Change the	World		We generally recommend FOR because
location/date/time of a			according to our policy, the proposed change
shareholder meeting			will increase the likelihood of increased
attendance rate in meetings, not to mention the
benefits of flexibility and improved accessibility
to shareholders.
Indicate if you are a	Canada, Israel,		This test will indicate NO if the shareholder is
controlling shareholder or	Latin America		not a controlling shareholder and does not have
have a personal interest in			a personal interest in the approval of this
the proposal			proposal.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 26

Wealth-Focused Policy Overview

Proposals by management | Mutual Fund

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an investment policy	World		We generally recommend FOR if the investment
strategy is cogent.
Approve the company as	World		This proposal is considered on a case-by-case
investment trust			basis by the guidelines committee.

Approve the fundamental	World		We generally recommend FOR because
investment objective			according to our policy, a fundamental
investment objective for funds will ensure that
any revision or matter related to the fund’s
activities will be brought up for shareholder
approval, thereby protecting their interests as
shareowners. By involving shareholders in key
decisions, the Company reinforces transparency,
accountability, and the protection of
shareholder value.
Approve the investment	World		We generally recommend FOR if the following
advisory agreement			conditions are met: the investment fees are
reasonable (3% or less) and the investment
strategy is cogent.
Approve the non-	World		We generally recommend AGAINST because
fundamental investment			according to our policy, a fundamental
objective			investment objective for funds will ensure that
any revision or matter related to the fund’s
activities will be brought up for shareholder
approval, thereby protecting their interests as
shareowners.
Approve the reorganization	World		This proposal is considered on a case-by-case
basis by the guidelines committee.

Approve the sub-	World		We generally recommend FOR sub-investment
investment advisory			advisory agreements when the sub-advisory
agreement			fees are paid by the primary adviser and the
investment strategy is cogent.
Change the fund's	World		We generally recommend AGAINST because
fundamental restriction to			according to our policy, approval of the proposal
non-fundamental			would increase the Fund’s exposure to
significant losses arising from investment in
high-risk assets. Moreover, contrary to a
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 27
Wealth-Focused Policy Overview

fundamental investment restriction, non-
fundamental investment restrictions are often
focused on short-term investing which is subject
to market volatility and fluctuations.
Convert the closed-end	World	We generally recommend FOR because
fund to an open-end fund		according to our policy, the conversion to an
open-end fund would provide for portfolio
diversification hence reducing the Company's
risk exposure, and at the same time providing
greater liquidity to its shareholders.
Issue/approve a 12b-1 plan	World	We generally recommend FOR because
(the distribution of funds		according to our policy, approval of the 12b-1
through intermediaries)		plan would enable the Fund to facilitate its
distribution and sale through various
intermediaries, which would be beneficial in
improving its asset position.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 28

Wealth-Focused Policy Overview

Proposals by management | Other

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Amend other	World		This proposal is considered on a case-by-case
articles/bylaws/charter			basis by the guidelines committee.
Appoint a rating agency	Western		We generally recommend FOR because the
	Europe, Eastern		appointment of the proposed rating agency is in
	Europe &		the best interests of the Company and its
	Central Asia,		shareholders.
Emerging &
Frontier Asia-
Pacific,
Developed
Asia-Pacific,
Latin America
Approve appointment of a	Middle East &		We recommend FOR this Proposal, because
(non-director) executive	North Africa,		according to our policy, approving the
	Western		appointment of the executive ensures the
	Europe, Eastern		company has the necessary management in
	Europe &		place to support operational continuity.
Central Asia
Approve company related-	Emerging &		We recommend FOR the proposed transaction
party transactions	Frontier Asia-		as we believe it will allow the company to
	Pacific,		execute on its operational and strategic
	Developed		objectives.
Asia-Pacific,
Western
Europe
Approve other company	World		This proposal is considered on a case-by-case
policies			basis by the guidelines committee.
Approve political &	United		We generally recommend FOR because
charitable contributions	Kingdom		according to our policy, it is necessary to allow
the Company to fund charitable and political
activities, which is in the best interests of
shareholders. Such contributions can enhance
the Company’s reputation, strengthen
stakeholder relationships, and support its
broader social and corporate responsibility
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 29

Wealth-Focused Policy Overview

goals, ultimately benefiting long-term
shareholder value.

Approve the appointment	World	We generally recommend FOR when the change
of a (director) executive		in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Approve the company	World	We generally recommend FOR because
name change		according to our policy, the proposed name
change supports strategic changes that enhance
the Company’s business objectives.
Furthermore, the proposed name change will
more effectively reflect the Company's mission
and vision, thereby strengthening its marketing
and branding efforts and improving its overall
market positioning.
Approve the continuance	Canada	We generally recommend FOR because
of company		according to our policy, approval of this proposal
is in the best interests of the Company and its
shareholders.
Approve the convening of	Western	We generally recommend FOR because approval
the corporate assembly	Europe	of the convening of the corporate assembly or
shareholders' meeting is in the best interests of
the Company and its shareholders.
Approve the staking	World	We recommend FOR the Proposal, because
consideration		according to our policy, approving staking
consideration in blockchain networks enhances
yield by supporting network security and
transaction validation. This complies with
regulatory standards, reflecting responsible
digital asset management and industry best
practices.
Approve the staking fee	World	We recommend FOR approval of the staking fee,
because according to our policy, the fee helps
cover the Company’s operational costs
associated with staking activities. The fee aligns
with industry standards and ensures
transparency and fairness to clients in digital
asset staking services.
Attend to other business	World	We generally recommend FOR when the
company is domiciled in the US or Canada.

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Wealth-Focused Policy Overview

Ratify decisions made in	Western	We generally recommend FOR when the act is
the prior fiscal year	Europe, Eastern	related to routine matters such as the
	Europe &	distribution of dividends, release from liability,
	Central Asia	or decisions made in the fiscal year that has
ended.
Reimburse proxy contest	World	This proposal is considered on a case-by-case
expenses		basis by the guidelines committee.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 31

Wealth-Focused Policy Overview

Proposals by management | Shareholder Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an advanced notice	Canada		We generally recommend FOR when the policy
requirement			stipulates that nominations must be submitted
no later than 30-65 days before the annual
meeting and that nominations must be
submitted no earlier than 30-65 days prior to
the annual meeting.
Adopt an advanced notice	United States,		We generally recommend FOR when the policy
requirement	Australia		stipulates that nominations must be submitted
no later than 60-90 days prior to the annual
meeting and that nominations must be
submitted no earlier than 120-150 days prior to
the annual meeting.
Adopt, renew, or amend a	World		We generally recommend FOR if the proposed
shareholder rights plan			plan expands rights for shareholders.
Adopt/increase proxy	World		We generally recommend a vote AGAINST
access			because according to our policy, , the adoption
of a "proxy access" bylaw is not a universal
solution to allegations of unresponsiveness to
shareholder concerns. We believe that voting
decisions should be based on the governance
practices and performance of individual
companies. We believe that implementing this
bylaw could undermine the integrity of the
director election process.
Allow virtual-only	World		We generally recommend FOR because
shareholder meetings			according to our policy, virtual meetings will
increase the likelihood of an improved
attendance rate in meetings, not to mention the
benefits of flexibility, reducing costs and
improved accessibility.
Approve preemptive rights	Western		We generally recommend FOR because
	Europe		according to our policy, pre-emptive rights allow
shareholders to maintain their proportional
ownership in the Company in the event of new
share issuance, protecting their interests and
ensuring they are not diluted by future equity
offerings.
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Wealth-Focused Policy Overview

Eliminate preemptive rights	United	We generally recommend FOR because
	Kingdom	according to our policy, the elimination of pre-
emptive rights would provide the Company with
greater flexibility to finance business
opportunities and conduct a rights issue without
being restricted by the stringent requirements of
statutory pre-emption provisions.
Establish the right to call a	World	We generally recommend FOR if the proposal
special meeting		will strengthen shareholder rights (i.e. lower the
threshold required to call a special meeting).
Expand the right to act by	World	We generally recommend FOR because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving shareholders the right to act
independently from the management.
Redeem a shareholder	World	We generally recommend FOR when the
rights plan		additional shares for the beneficiaries of the
poison pill are more attractive than takeover by
a hostile party.
Restrict the right to act by	World	We generally recommend AGAINST because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving the shareholders the right to act
independently from the management.
Restrict the right to call a	World	We generally recommend AGAINST the proposal
special meeting		because according to our policy, the ability of
shareholders to call special meetings is widely
regarded as an important aspect of good
corporate governance. We believe the
Company’s current threshold appropriately
balances the rights of shareholders to call a
special meeting with the broader interests of the
Company and its shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 33

Wealth-Focused Policy Overview

Proposals by management | Voting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt confidential voting	World		We generally recommend FOR because
according to our policy, approval of the proposal
will preserve the confidentiality and integrity of
vote outcomes.
Adopt unequal voting	World		We generally recommend AGAINST because
rights			according to our policy, in order to provide equal
voting rights to all shareholders, companies
should not utilize dual class capital structures.
Amend the quorum/voting	World		We generally recommend FOR when the
requirement			proposed quorum is at least 33% of shares
entitled to vote.
Approve cumulative voting	World	China	We generally recommend AGAINST because
according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Approve cumulative voting	China		We generally recommend FOR because
according to our policy, cumulative voting allows
a significant group of shareholders to elect a
director of its choice - safeguarding minority
shareholder interests and bringing independent
perspectives to Board decisions.
Approve plurality voting	World		We generally recommend for plurality voting
when plurality voting will only be used in
contested situations. In uncontested situations,
we do not prefer for plurality voting to be used.
Approve/increase	World		We generally recommend AGAINST because
supermajority voting			according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
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Wealth-Focused Policy Overview

shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the
entity, therefore, paving the way for a more
meaningful voting outcome.
Eliminate cumulative	World	We generally recommend FOR because
voting		according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Eliminate or reduce	World	We generally recommend FOR because
supermajority voting		according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the entity
and paving the way for a more meaningful
voting outcome.
Eliminate unequal voting	World	We generally recommend FOR because
rights		according to our policy, companies should
ensure that all shareholders are provided with
equal voting rights, promoting fairness,
accountability, and alignment between
economic ownership and control. By adopting a
one-share, one-vote structure, the Company can
better uphold shareholder democracy and
support long-term value creation for all
investors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 35

Wealth-Focused Policy Overview

Proposals by shareholders | Auditors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Appoint an auditor	World		We generally recommend a vote AGAINST
because according to our policy, the
appointment of auditors is a responsibility
entrusted to the board of directors, specifically
the Audit Committee. In our view, the
procedures governing the selection of auditors
adhere to standard corporate governance and
accounting practices. Unless there are significant
concerns that could jeopardize the integrity and
independence of the auditors, we believe that
approving this proposal is neither necessary nor
justified at this time.
Limit auditor non-audit	World		We generally recommend FOR because
services			according to our policy, auditors should not
provide non-audit services. This practice ensures
the independence and integrity of the audit
process, maintaining objectivity and minimizing
any potential conflicts of interest that could
undermine the reliability of the Company's
financial reporting.
Rotate the auditor	World		We generally recommend AGAINST because
according to our policy, we believe that it is in
the best interests of shareholders for the board
to maintain flexibility to choose and rotate
auditors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 36

Wealth-Focused Policy Overview

Proposals by shareholders | Board Report

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Report on board member	World		We generally recommend AGAINST because
information			according to our policy, the information being
requested in the shareholder proposal is
unnecessary and will not result in any additional
benefit to the shareholders.
Report on board oversight	World		We generally recommend AGAINST because
according to our policy, although board
oversight is essential, channels already exist for
effective board oversight.
Report on proxy voting	World		We generally recommend AGAINST this proposal
review			because the Company is already required to
outline their proxy voting process. As such, and
in accordance with our policy, we do not believe
that the requested proxy voting report would
provide no incremental or meaningful
information to the Company’s shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 37

Wealth-Focused Policy Overview

Proposals by shareholders | Capitalization

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Issue dividends	World		We recommend a vote AGAINST this proposal
because according to our policy, the Company’s
dividend payout plan should be governed by the
board of directors after taking into account
relevant factors such as the Company’s liquidity
and financial position.
Issue shares	World		We generally recommend a vote AGAINST this
proposal because according to our policy, the
approval could cause potential excessive dilution
in the interests of the shareholders and could
potentially overvalue the Company’s stock price
with such an excessive issuance that is
disproportionate to its needs.
Require shareholder	World		This proposal is considered on a case-by-case
approval to authorize the			basis by the guidelines committee.
issuance of
bonds/debentures
Require shareholder	World		We generally recommend FOR because
approval to reclassify			according to our policy, companies should
shares or conversion rights			ensure that all shareholders are provided with
equal voting rights, promoting fairness,
accountability, and alignment between
economic ownership and control. By adopting a
one-share, one-vote structure, the Company can
better uphold shareholder democracy and
support long-term value creation for all
investors.
Create a new class of	World		We generally recommend FOR these proposals
shares			when the new class of shares to be created will
not have blank-check authority and will not have
superior voting rights to the existing class of
shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion
would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 38

Wealth-Focused Policy Overview

Proposals by shareholders | Climate/Resources

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a climate action plan	World		We generally recommend AGAINST the
/ emissions reduction /			proposal, because, according to our policy, its
resource restriction			approval would not provide additional benefits
or value to shareholders, given the Company’s
existing robust policy and strategy on climate
change.
Adopt a GMO policy	World		We generally recommend AGAINST because
according to our policy, approval of the proposal
would impose unnecessary burdens on the
Company's operations.
Adopt animal welfare	World		We generally recommend AGAINST because
standards			according to our policy, the matters raised in the
proposal have already been addressed by the
Company. Moreover, the proposal advocates for
impractical and imprudent actions that could
negatively impact the business and its results.
Approve an annual	World		We generally recommend a vote AGAINST
advisory vote on climate			because according to our policy, adopting this
change			proposal is unnecessary and unwarranted in
light of the Company’s existing approach to
climate change and sustainability. The Company
already implements effective strategies in these
areas, making the proposal redundant.
Furthermore, approval would result in
significant administrative costs and financial
burdens, diverting resources from other critical
initiatives.
Reduce fossil fuel financing	World		We generally recommend AGAINST because
according to our policy, the Company is already
committed to meeting its climate action goals
related to sustainable financing. As businesses
move to achieving their net zero goals, we
believe that the Company’s current policies in
financing will bridge the transition to a low
carbon economy.
Report on animal welfare	World		We generally recommend AGAINST because
according to our policy and given the current

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Wealth-Focused Policy Overview

applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on costs and risks	World	We generally recommend AGAINST because
associated with a climate		according to our policy, approval of this proposal
(or similar) plan		would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on GMO	World	We generally recommend AGAINST because
according to our policy, preparing a report
regarding GMOs would provide no incremental
and meaningful information to the Company’s
shareholders. Moreover, given the Company’s
current compliance with SEC reporting
requirements and other government regulators
of GMOs, we believe that approval of this
proposal will accrue unnecessary costs and
administrative burden to the Company.
Report on the company's	World	We generally recommend AGAINST because
climate plan / emissions /		according to our policy and given the current
resource use		applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 40

Wealth-Focused Policy Overview

Proposals by shareholders | Compensation

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Amend the clawback	World		We generally recommend FOR when the
provision			proposal is only asking to expand the clawback
provision to include fraud and misconduct.
Approve a retirement plan	World		This proposal is considered on a case-by-case
basis by the guidelines committee.

Cap executive gross pay	World		We generally recommend AGAINST this proposal
because according to our policy, implementing a
cap on executive compensation gross pay, could
negatively impact the hiring and retention of the
Company's key executives and employees. Such
a restriction would limit the Company’s ability to
fully capitalize on the skills, expertise, and
experience that individual leaders bring to the
organization.
Change the use of ESG	World		We generally recommend AGAINST this
metrics in compensation			Proposal, because according to our policy,
altering the use of ESG metrics in compensation
could weaken the alignment of pay with
shareholder interests and established best
practices, which emphasize transparent,
measurable, and material goals.
Deduct stock buybacks	World		We generally recommend AGAINST because
from pay			according to our policy, adoption of the proposal
will not enhance the Company’s compensation
decision-making process.
Discontinue executive	World		We generally recommend a vote AGAINST
perquisites			because according to our policy, the absolute
elimination of perquisites granted to executives
could place the Company at a competitive
disadvantage when it comes to hiring, retaining,
and attracting top-tier leaders.
Discontinue stock option	World		We generally recommend AGAINST because
and bonus programs			according to our policy, approval of the proposal
would impose arbitrary limits on the
compensation committee and put the Company
at a competitive disadvantage compared to
peers.
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Wealth-Focused Policy Overview

Discontinue the	World	We generally recommend AGAINST because
professional services		according to our policy, it is the benefit of the
allowance		Company to retain flexibility with respect to
executive compensation, rather than commit to
arbitrary principles which could place the
Company at a competitive disadvantage in
recruiting and retaining top talent.
Implement an advisory	World	We recommend FOR this Proposal, because
vote on executive		according to our policy, an advisory vote on
compensation		executive compensation helps ensure that pay
practices remain fair, transparent, and aligned
with shareholder interests.
Implement double	World	We generally recommend FOR because
triggered vesting		according to our policy, vesting of equity awards
over a period of time is intended to promote
long-term improvements in performance. The
link between pay and long-term performance
can be severed if awards pay out on an
accelerated schedule. More importantly, a
double trigger vesting provision would provide
protection to the Company’s employees in the
event of transition or change of control.
Include legal/compliance	World	We recommend AGAINST this Proposal, because
costs in adjustments		according to our policy, including legal and
compliance costs in performance adjustments
could weaken accountability by shielding
management from the consequences of
compliance or regulatory failures. Allowing such
expenses to be adjusted out of performance
metrics may distort true company performance
and undermine the link between executive pay
and effective risk oversight.
Include performance	World	We generally recommend FOR this resolution
metrics in compensation		when the company has failed our executive
compensation test.
Prohibit equity vesting for	World	We generally recommend AGAINST the
government service		proposal, as, according to our policy, its
implementation could hinder the Company’s
ability to attract key employees. Additionally, it
could inadvertently penalize individuals who
may wish to enter or return to governmental
service.
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Wealth-Focused Policy Overview

Remove tax gross-ups	World	We generally recommend AGAINST because
according to our policy, it is the benefit of the
Company to retain flexibility with respect to
executive compensation, rather than commit to
arbitrary principles which could place the
Company at a competitive disadvantage in
recruiting and retaining top talent. We believe
that it is ultimately in the shareholders’ best
interests that discretionary responsibilities for
this ongoing process continue to be vested in
the Board.
Report on executive	World	We generally recommend AGAINST because
compensation		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Require a shareholder vote	World	We generally recommend FOR because
to ratify executive or		according to our policy, excessive executive
director severance pay		compensation packages has been an ongoing
cause of concern among shareholders and
investors. While the Company argues that its
severance and termination payments are
reasonable, we believe that it is in the best
interests of the stockholders if they ratify
executive compensation in such form. We
believe that approval of this proposal will enable
the stockholders to voice their views and
opinions regarding the Company’s executive
severance payments and will ensure decisions
are in their best interests.
Require that executives	World	We generally recommend AGAINST because
retain shares		according to our policy, the Company’s current
stock ownership requirement strikes an
appropriate balance of encouraging focus on the
long-term performance of the Company and the
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Wealth-Focused Policy Overview

strong alignment with shareholder interests,
while enabling the Company to attract and
retain the best people in the industry.
Use a deferral period for	World	We generally recommend AGAINST because
compensation		according to our policy, the existing
compensation practice already reflects
alignment with the long-term performance and
goals of the Company.
Use GAAP metrics for	World	We generally recommend AGAINST this proposal
compensation		because, in accordance with our policy, approval
would impose rigid targets that could hinder the
Company's ability to adapt to adjustments and
fluctuations beyond its control. Additionally,
using GAAP metrics in compensation could
misalign the Company’s short-term financial
goals with its long-term success, and increase
the complexity of measuring and rewarding
performance. We believe that approval of the
proposal could undermine the Compensation
Committee’s flexibility in determining the most
appropriate metrics for the Company’s financial
circumstances.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 44

Wealth-Focused Policy Overview

Proposals by shareholders | Directors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allow for the removal of	World		We generally recommend FOR the proposal
directors without cause			because according to our policy, allowing to
remove directors without cause provides
flexibility to the Company to make necessary
changes to its leadership when deemed
appropriate. Allowing for the removal of
directors without cause ensures that the Board
can effectively address issues such as
performance concerns and maintain the best
interests of the Company and its shareholders.
Amend the	World		We generally recommend FOR because
indemnification/liability			according to our policy, approval of the
provisions for directors			indemnification and liability provisions will
enable the Company to attract, retain, and
motivate its directors, whose efforts are crucial
to its long-term success. By providing directors
with appropriate protection against personal
liability, the Company ensures that directors can
make decisions in the best interests of the
Company without undue concern about
personal financial risks.
Change the size of the	World		We generally recommend a vote AGAINST
board of directors			because according to our policy, we believe that
a board should ideally consist of between five
and fifteen members. This size strikes an
appropriate balance between meeting the
Company’s needs and ensuring effective
oversight.
Classify the board	World		We generally recommend AGAINST because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
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Wealth-Focused Policy Overview

Create a CEO succession	World	We generally recommend FOR because
plan		according to our policy, a CEO succession plan
would safeguard a smooth transition and
alignment into a new leadership whenever the
need arises, thereby ensuring continuity and
shareholder confidence in the Company.
Create a key committee	World	We generally recommend FOR because
according to our policy, the board of directors
should establish key Board committees—namely
Audit, Compensation, and Nominating
committees—composed solely of independent
outside directors. This structure ensures sound
corporate governance practices, enhances
objectivity, and strengthens the oversight of
critical areas within the Company.
Create a non-key	World	We generally recommend AGAINST because
committee		according to our policy, implementing the
proposal would not justify the administrative
costs and efforts, nor would it provide a
corresponding meaningful benefit to the
Company’s shareholders. Moreover, we believe
that the scope of committee responsibilities as
requested in the proposal are already fulfilled by
the board of directors.
Declassify the board	World	We generally recommend FOR when the
company performance (as measured by TSR) is
the bottom 20th percentile of the universe.
Decrease the required	World	We generally recommend AGAINST because
director experience /		according to our policy, a diversified board
expertise / diversity		would encourage good governance and enhance
shareholder value. Bringing together a diverse
range of skills and experience is necessary in
building a constructive and challenging board.
Designate an independent	World	We generally recommend AGAINST because
chairman		according to our policy, we believe that the
current Board leadership structure has been
effective in the Company's sustained long-term
performance. Thus, we believe that the Board
should have the flexibility in determining the
Board’s leadership structure rather than
committing to a one-size-fits-all policy.
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Wealth-Focused Policy Overview

Elect a director to board	World	We generally recommend AGAINST because
according to our policy, allowing a shareholder
to elect a director to a board is not in the best
interests of the Company. Instead, the board
should continue to nominate directors for
shareholder approval, as they possess the
expertise and resources to find the most
qualified candidates.
Eliminate term limits	World	We generally recommend FOR because
according to our policy, elimination of term
limits will help the Company to attract, retain
and motivate directors who can contribute
valuable insights and long-term strategic
guidance. This will also ensure continuity and
strengthen the Company's governance by
retaining knowledgeable and capable leadership
of experienced directors.
Eliminate the retirement	World	We generally recommend FOR this proposal
age requirement		because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
their age, potentially undermining the
effectiveness of the board.
Ensure compensation	World	We generally recommend AGAINST because
advisor independence		according to our policy, this proposal is
unnecessary as existing SEC regulations already
require sufficient disclosures regarding the
Company’s comprehensive recoupment policies
and practices.
Establish a stakeholder	World	We generally recommend AGAINST because
position to board		according to our policy, the current selection
process, composition and skillset of the board of
directors already captures stakeholder
representation in the board room. As such,
approval of the proposal would be redundant
and duplicative.
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Wealth-Focused Policy Overview

Introduce a retirement age	World	We generally recommend AGAINST this proposal
requirement		because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
their age, potentially undermining the
effectiveness of the board.
Introduce term limits	World	We generally recommend against this proposal
because, in accordance with our policy, it would
not serve a useful purpose. Having experienced
directors on the board is crucial for the
Company’s long-term success and the
enhancement of shareholder value.
Require director	World	We generally recommend AGAINST because
experience / expertise /		according to our policy, it is in the best interests
diversity or other limits on		of the shareholders for the board and
the board		nominating committee to manage the
composition and qualifications of the board
members.
Require stock ownership	World	We generally recommend AGAINST because
for directors		according to our policy, imposing a mandatory
requirement on stock ownership for directors
could potentially put the Company in a
competitive disadvantage in retaining the best
directors. Such a requirement might limit the
Company’s ability to fully capitalize on an
individual’s skills, expertise, and contributions.
Separate the chairman and	World	We generally recommend AGAINST because
CEO positions		according to our policy, we believe that the
Board should have the flexibility in determining
the Board’s leadership structure rather than
committing to a one-size-fits-all policy.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 48

Wealth-Focused Policy Overview

Proposals by shareholders | Health, Safety, and Operations

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a paid sick leave	World		We generally recommend a vote AGAINST
policy			because according to our policy, approving this
proposal would lead to unnecessary costs and
expenses. Additionally, this policy is not
universally applicable, as it would only affect the
Company's non-unionized employees. In
contrast, unionized employees are typically
governed by collective bargaining agreements
that address such matters.
Modify business operations	World		We generally recommend AGAINST because
with a high-risk country,			according to our policy, the company’s existing
entity, region, etc.			operational protocols in conflict-affected and
high-risk areas already address the concerns
raised in the proposal. In our view, reducing or
ceasing operations in these areas could
negatively impact the company’s profitability
and long-term sustainability.
Reduce sales/marketing of	World		We generally recommend AGAINST because
alcohol products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World		We generally recommend AGAINST because
drug products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World		We generally recommend AGAINST because
gambling products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
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Wealth-Focused Policy Overview

believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
other products/services		according to our policy, approval of the proposal
is unnecessary as the Company is already
required to comply with applicable federal laws
and regulations and given the Company’s nature
of business, we believe that approval of the
proposal would significantly impact its
operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
pornography		according to our policy, approval of the proposal
products/services		would significantly impact the Company’s
business operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
tobacco/vape		according to our policy, approval of the proposal
products/services		is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
unhealthy foods/beverages		according to our policy, the Company is already
addressing the issues related to the
consumption of its products through its
sustainability and current marketing initiatives.
Reduce sales/marketing of	World	We generally recommend AGAINST because
weapon products/services		according to our policy, the Company has in
place extensive procedures to ensure that
weapon sales are made in strict compliance with
all applicable United States laws and regulations.
Report on artificial	World	We generally recommend a vote AGAINST
intelligence		because according to our policy, the proposed
report on artificial intelligence would be an
unnecessary addition to the Company’s existing
efforts in AI reporting. Also, approval of the
proposal would pose significant administrative
costs and financial burden to the Company.
Report on content	World	We generally recommend AGAINST because
management		according to our policy, approval of this proposal
would result in the Company incurring
unnecessary costs and expenses. Additionally, it
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Wealth-Focused Policy Overview

is in the best interests of shareholders for the
board to manage the Company’s disclosures and
risks.
Report on cybersecurity	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on data privacy	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on high-risk country	World	We generally recommend AGAINST because
operations		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on intellectual	World	We generally recommend AGAINST because
property transfers		according to our policy and given the current
applicable laws and regulations that the
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Wealth-Focused Policy Overview

Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on maternal health	World	We generally recommend AGAINST because
outcomes		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on plant closure	World	We generally recommend AGAINST because
community impacts		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on product	World	We generally recommend AGAINST because
information / production		according to our policy, approval of this proposal
would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on product	World	We generally recommend AGAINST because
pricing/distribution		according to our policy, approval of this proposal
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Wealth-Focused Policy Overview

would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on public health	World	We generally recommend AGAINST because
risks		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on suppliers /	World	We generally recommend AGAINST because
partners / customers /		according to our policy, approval of this proposal
sales		would result in the Company incurring
unnecessary costs and expenses. Additionally, it
is in the best interests of shareholders for the
board to manage the Company’s disclosures and
risks.
Report on worker health	World	We generally recommend AGAINST because,
and safety		according to our policy and given the current
laws and regulations that the company is already
required to comply with, we do not believe the
requested report would provide meaningful
additional value beyond existing policies,
processes, practices, and resources.
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Wealth-Focused Policy Overview

Proposals by shareholders | Human Resources and Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Address fair lending	World		We generally recommend AGAINST the proposal
because, according to our policy, it would not
meaningfully improve the Company’s existing
robust policies and risk oversight structure, nor
enhance any current disclosures that provide
shareholders with meaningful information on
how the Company addresses and oversees risks
related to discrimination. Additionally, we are
concerned that such an evaluation could, in
today’s highly litigious environment,
inadvertently provide a roadmap for lawsuits
against the Company, potentially leading to
significant legal costs for shareholders in the
long term.
Address income inequality	World		We generally recommend AGAINST because
according to our policy, the Company’s existing
compensation processes are guided by the
fundamental principle that decisions are made
on the basis of the individual's personal
capabilities, qualifications and contributions to
the Company's needs and not on gender.
Moreover, given the Company’s current efforts
to equal employment opportunity, we believe
that approval of this proposal will accrue
unnecessary costs and administrative burden to
the Company.
Address labor disputes	World		We generally recommend AGAINST this proposal
because, in accordance with our policy, the
Company has already addressed the labor
concerns raised in the proposal. As such,
approval of the requested report is unnecessary
and would result in significant administrative
costs, diverting Company resources from more
relevant and meaningful priorities.
Address sexual harassment	World		We generally recommend AGAINST because
complaints			according to our policy, adoption of the proposal
is unnecessarily duplicative of the Company’s
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Wealth-Focused Policy Overview

efforts to deter incidents of sexual harassment
through its own policies and practices.

Adopt an anti-	World	We generally recommend AGAINST because
discrimination policy		according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Adopt diversity-based	World	We generally recommend AGAINST because
hiring		according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Adopt merit-based hiring	World	We generally recommend AGAINST because
according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Become a public benefit	World	We generally recommend AGAINST because
corporation		according to our policy, the proposal is not
necessary and is not in the best long-term
interest of the Company and its shareholders.
Provide a human rights	World	We generally recommend a vote AGAINST
impact assessment		because, while human rights impact
assessments (HRIAs) are valuable for identifying
and mitigating risks, mandating rigid reporting
can undermine their effectiveness. Such
reporting requirements may encourage
superficial compliance without meaningful
human rights improvements.
Provide a report promoting	World	We generally recommend AGAINST this proposal
DEI practices		because, in accordance with our policy and
considering the requirements that the Company
already abides by with regards to equal
employment opportunity, we believe its
approval would impose unnecessary costs and
administrative burdens on the Company.
Report on abortion policy	World	We generally recommend AGAINST because
according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on abortion or
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Wealth-Focused Policy Overview

something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on collective	World	We generally recommend AGAINST this proposal
bargaining/union relations		because, in line with our policy and given the
Company's compliance with applicable laws
regarding freedom of association, we believe its
approval would not provide additional benefits
to employees or create further value for
shareholders.
Report on fetal tissue use	World	We generally recommend AGAINST because
according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on fetal tissue
use or something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on human	World	We generally recommend AGAINST because
trafficking		according to our policy and given the Company’s
current policies which effectively articulate their
long-standing support for, and continued
commitment to, human rights, the proposal
would be duplicative and unnecessary.
Report on in vitro	World	We generally recommend AGAINST because
fertilization		according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on abortion or
something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on	World	We generally recommend AGAINST because
prison/slave/child labor		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
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Wealth-Focused Policy Overview

value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on sexual	World	We generally recommend AGAINST because
harassment complaints		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on the costs/risks of	World	We generally recommend AGAINST this proposal
DEI practices		because, in accordance with our policy,
conducting a cost/benefit report or a stand-
alone DEI audit by the Company or a group
acting on its behalf could potentially uncover
violations of regulations or laws, which could
pose both legal and reputational risks.
Additionally, we are concerned that such report
could, in our highly litigious society, serve as a
roadmap for lawsuits against the Company,
potentially leading to significant costs for
shareholders in the long term.
Report on worker	World	We generally recommend AGAINST because
misclassification		according to our policy, approval of the proposal
would not create additional benefits to the
employees or value for the shareholders.
Request the company	World	We generally recommend AGAINST this Proposal
cease or re-evaluate DEI		because, according to our policy, requests to
activities		cease or re-evaluate DEI activities risk
undermining the significant benefits that
diversity, equity, and inclusion bring to the
company. Scaling back these efforts could also
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Wealth-Focused Policy Overview

negatively affect talent attraction, retention, and
overall company performance.

Rescind the racial equity	World	We generally recommend a vote AGAINST
audit		because, according to our policy, the proposed
rescinding of the racial audit undermines efforts
to assess the impacts of the Company’s diversity,
equity, and inclusion (DEI) practices. Racial
audits are essential in identifying and addressing
disparities, and reversing this initiative would
limit shareholders' ability to evaluate the
materiality and effectiveness of the Company’s
DEI efforts.
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Wealth-Focused Policy Overview

Proposals by shareholders | Legal and Compliance

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt exclusive forum	World		We generally recommend FOR because
bylaws			according to our policy, having an exclusive
forum will allow the Company to address
disputes and litigations in an exclusive
jurisdiction, with familiarity of the law, and
reduce the administrative cost and burden
related to settlement.
Relinquish intellectual	World		We generally recommend AGAINST because
property			according to our policy the proposal would not
meaningfully improve the Company’s disclosure
and reporting policies in place but is rather
duplicative of its current efforts in addressing
issues with product access and pricing.
Report on concealment	World		We generally recommend AGAINST because
clauses			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on employee	World		We generally recommend AGAINST this proposal
arbitration claims			because, in accordance with our policy, it
presents a one-size-fits-all approach that could
adversely impact the Company's ability to
effectively use arbitration.
Report on patent process	World		We generally recommend AGAINST because
according to our policy the proposal would not
meaningfully improve the Company’s disclosure
and reporting policies in place and we do not
believe the report would result in any additional
benefit to shareholders.
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Wealth-Focused Policy Overview

Report on whistleblowers	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
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Wealth-Focused Policy Overview

Proposals by shareholders | M&A / Structure

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Make a self-tender offer	World		We generally recommend AGAINST because
according to our policy, the proposal is not
necessary and is not in the best long-term
interest of the Company and its shareholders.
Remove an antitakeover	World		We generally recommend AGAINST because
provision(s)			according to our policy, removal of the
Company's antitakeover provisions may leave
the Company vulnerable to a hostile takeover.
Additionally, the current antitakeover provisions
provide more time for management to consider
offers and negotiate better terms.
Request an M&A /	World		This proposal is considered on a case-by-case
restructure			basis by the guidelines committee.
Ratify a poison pill	World		We generally recommend a vote FOR because
according to our policy, approval of the proposal
will acknowledge both the advantages and
inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can
deter hostile takeovers, they also carry the risk
of management entrenchment in some cases.
Ensuring that shareholders are given a voice on
the advisability of such a plan is crucial to
safeguarding the Company from these risks,
promoting transparency, and maintaining a
balance between protecting shareholder
interests and preventing potential misuse of the
plan.
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Wealth-Focused Policy Overview

Proposals by shareholders | Mutual Fund

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Convert the closed-end	World		We generally recommend a vote AGAINST this
fund to an open-end fund			proposal because, according to our policy, a
closed-end fund structure tends to provide
higher returns to shareholders, as the value of
shares is influenced by market dynamics, which
can result in trading at a premium or discount to
NAV. Additionally, closed-end funds often
generate higher income by utilizing leverage,
making them particularly attractive to income-
focused investors.
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Wealth-Focused Policy Overview

Proposals by shareholders | Other

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt MacBride Principles,	World		We generally recommend AGAINST because
Sullivan Principles, or			adoption of this proposal would be duplicative
similar			and would make the Company unnecessarily
accountable to different sets of overlapping fair
employment guidelines that are already covered
in its policies.
Approve other company	World		This proposal is considered on a case-by-case
policies			basis by the guidelines committee.

Disassociate from industry	World		We generally recommend AGAINST because
associations			according to our policy, companies benefit from
industry associations, especially when it comes
to influential policies that can directly affect
businesses. As such, disassociation from such
groups could potentially pose potential
reputational and systemic risks that could be
detrimental to the Company’s business in the
long-run.
Prepare an independent	World		We generally recommend AGAINST this proposal
third-party audit			because, in accordance with our policy,
conducting a stand-alone audit by the Company
or a group acting on its behalf could potentially
reveal violations of regulations and laws, which
could be legally and reputationally problematic.
Additionally, we are concerned that such an
audit could, in our highly litigious society,
provide a roadmap for lawsuits against the
Company, which could result in significant costs
for shareholders over the long term.
Report on another matter	World		This proposal is considered on a case-by-case
basis by the guidelines committee.
Report on key-person risk	World		We generally recommend AGAINST the
proposal, because according to our policy, its
approval would put the Company at a
competitive disadvantage. The disclosure
requested would make sensitive information
publicly available, potentially undermining the
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Wealth-Focused Policy Overview

execution of the Company’s business strategy
and hindering the recruitment and retention of
top management talent.
Reimburse proxy contest	World	This proposal is considered on a case-by-case
expenses		basis by the guidelines committee.

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Wealth-Focused Policy Overview

Proposals by shareholders | Politics

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Report on charitable	World		We generally recommend AGAINST this proposal
contributions			because, in accordance with our policy, the
Company already carefully evaluates and
reviews its charitable activities, and makes
information about its corporate giving publicly
available. We do not believe that implementing
the proposal would justify the administrative
costs and efforts, nor would it provide a
meaningful benefit to the Company’s
shareholders.
Report on government	World		We generally recommend AGAINST because
financial support			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on lobbying	World		We generally recommend AGAINST because
expenditures			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on partnerships	World		We generally recommend AGAINST because
with political (or globalist)			according to our policy and given the current
organizations			applicable laws and regulations that the
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Wealth-Focused Policy Overview

Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on political	World	We generally recommend AGAINST because
contributions		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on public policy	World	We generally recommend AGAINST because
advocacy		according to our policy and given the Company’s
policies and oversight mechanisms related to its
political contributions and activities, we believe
that the shareholder proposal is unnecessary
and will not result in any additional benefit to
the shareholders. Rather, the proposal promotes
impractical and imprudent actions that would
negatively affect the business and results.
Revoke a public policy	World	We generally recommend AGAINST because
endorsement		according to our policy, political endorsement
and spending is an integral part of a business, as
Companies should have a voice on policies
affecting them. As such, approval of this
proposal will strictly limit the Company’s
flexibility in supporting the advocacies that are
congruent with its business.
Support a public policy	World	We generally recommend AGAINST because
endorsement		according to our policy, although the Company
must comply with federal, state, and local
campaign finance and lobbying regulations that
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Wealth-Focused Policy Overview

are currently in place, we believe that political endorsements, often in the form of contributions, increase the possibility of misalignment with corporate values which in turn could lead to reputational risks.

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Wealth-Focused Policy Overview

Proposals by shareholders | Shareholder Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a fair	Canada		We generally recommend FOR when the policy
elections/advance notice			stipulates that nominations must be submitted
bylaw			no later than 30-65 days before the annual
meeting and that nominations must be
submitted no earlier than 30-65 days prior to
the annual meeting.
Adopt a fair	United States		We generally recommend FOR when the policy
elections/advance notice			stipulates that nominations must be submitted
bylaw			no later than 60-90 days prior to the annual
meeting and that nominations must be
submitted no earlier than 120-150 days prior to
the annual meeting.
Adopt/increase proxy	World		We generally recommend a vote AGAINST
access			because according to our policy, , the adoption
of a "proxy access" bylaw is not a universal
solution to allegations of unresponsiveness to
shareholder concerns. We believe that voting
decisions should be based on the governance
practices and performance of individual
companies. We believe that implementing this
bylaw could undermine the integrity of the
director election process.
Allow virtual-only	World		We recommend AGAINST this Proposal, because
shareholder meetings			according to our policy, virtual meetings should
complement, not replace, in-person shareholder
meetings, as relying solely on them may
undermine transparency and shareholder
participation.
Establish the right to call a	World		We generally recommend FOR if the proposal
special meeting			will strengthen shareholder rights (i.e. lower the
threshold required to call a special meeting).
Introduce the right to act	World		We generally recommend FOR because
by written consent			according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
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Wealth-Focused Policy Overview

giving shareholders the right to act
independently from the management.

Oppose the right to act by	World	We generally recommend AGAINST because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving the shareholders the right to act
independently from the management.
Require shareholder	World	We generally recommend FOR because
approval for bylaw		according to our policy, approval of the proposal
amendments		will ensure that shareholders have a voice in
revising or adopting the bylaws which could
compromise their interests.
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Wealth-Focused Policy Overview

Proposals by shareholders | Voting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a majority vote for	World		We generally recommend a vote FOR because
director election			according to our policy, a majority vote
requirement in boardroom elections enhance
director accountability to shareholders. This
standard ensures that shareholder
dissatisfaction with director performance has
tangible consequences, transforming the
election process from a mere formality into one
that truly reflects shareholders' voices.
Adopt confidential voting	World		We generally recommend FOR because
according to our policy, approval of the proposal
will preserve the confidentiality and integrity of
vote outcomes.
Approve cumulative voting	World		We generally recommend AGAINST because
according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Approve/increase	World		We generally recommend AGAINST because
supermajority voting			according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the
entity, therefore, paving the way for a more
meaningful voting outcome.
Eliminate cumulative	World		We generally recommend FOR because
voting			according to our policy cumulative voting could
make it possible for an individual shareholder or
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Wealth-Focused Policy Overview

group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Eliminate or reduce	World	We generally recommend FOR because
supermajority voting		according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the entity
and paving the way for a more meaningful
voting outcome.
Promote equal voting	World	We generally recommend FOR because
rights		according to our policy, a differential in voting
power may have the effect of denying
shareholders the opportunity to vote on matters
of critical economic importance to them. In
order to provide equal voting right to all
shareholders, we prefer that companies do not
utilize multiple class capital structures.
Restrict nomination of	World	We generally recommend a vote FOR because,
directors		according to our policy, a simple majority
requirement in director elections, combined
with a mandatory resignation policy and
prohibition on the renomination of directors,
ensures that the election results accurately
reflect shareholder sentiment. Specifically, this
approach addresses situations where a director
receives less than a majority of votes, aligning
the election outcome with shareholder
expectations and maintaining effective
governance.
Tabulate proxy voting	World	We generally recommend FOR because
according to our policy, adoption of proxy
tabulation simplifies the voting process without
compromising transparency or shareholder
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Wealth-Focused Policy Overview

participation. This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to influence key decisions while promoting efficient governance practices.

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Wealth-Focused Policy Overview

IV. Legal Disclaimer

DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com .  The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com .

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 73

ESG

Thematic Voting Policy Guidelines

2026

www.glasslewis.com

About Glass Lewis ....................................................................................................	5
Summary of Changes for 2026 ...............................................................................	6
Introduction ..............................................................................................................	7
Election of Directors.................................................................................................	8
Board of Directors ..............................................................................................................................................	8
Board Composition............................................................................................................................................	8
Board Independence.......................................................................................................................................	10
Board Committee Composition ....................................................................................................................	10
Board Diversity, Tenure and Refreshment...................................................................................................	10
Director Overboarding....................................................................................................................................	11
Board Size ..........................................................................................................................................................	11
Classified Boards ..............................................................................................................................................	12
Controlled Companies ....................................................................................................................................	12
Significant Shareholders .................................................................................................................................	12
Director Performance and Oversight ...........................................................................................................	12
Environmental and Social Oversight and Performance ............................................................................	13
Board-Level Oversight of Environmental and Social Risks....................................................................................	13
Climate Risk ....................................................................................................................................................................	13
Stakeholder Considerations........................................................................................................................................	14
Review of Risk Management Controls..........................................................................................................	14
Slate Elections ...................................................................................................................................................	15
Board Responsiveness ....................................................................................................................................	15
Majority-Supported Shareholder Proposals ............................................................................................................	15
Significantly Supported Shareholder Proposals .....................................................................................................	15
2026 ESG Thematic Voting Policy Guidelines	2
Separation of the Roles of CEO and Chair ..................................................................................................	15
Governance Following an IPO or Spin-Off..................................................................................................	16
Financial Reporting ................................................................................................	17
Accounts and Reports .....................................................................................................................................	17
Income Allocation (Distribution of Dividends)............................................................................................	17
Appointment of Auditors and Authority to Set Fees .................................................................................	17
Compensation ........................................................................................................	18
Compensation Reports and Compensation Policies.................................................................................	18
Linking Compensation to Environmental and Social Issues .................................................................................	18
Long-Term Incentive Plans .............................................................................................................................	18
Performance-Based Equity Compensation .................................................................................................	19
Director Compensation...................................................................................................................................	19
Retirement Benefits for Directors ..................................................................................................................	19
Limits on Executive Compensation...............................................................................................................	20
Pay-for-Performance ........................................................................................................................................	20
Governance Structure............................................................................................	22
Amendments to the Articles of Association ................................................................................................	22
Anti-Takeover Measures .................................................................................................................................	22
Multi-Class Share Structures........................................................................................................................................	22
Cumulative Voting.........................................................................................................................................................	22
Fair Price Provision........................................................................................................................................................	23
Supermajority Vote Requirements .............................................................................................................................	23
Poison Pills (Shareholder Rights Plan) .......................................................................................................................	23
Increase in Authorized Shares .......................................................................................................................	24
Issuance of Shares ............................................................................................................................................	25
Repurchase of Shares ......................................................................................................................................	25
Reincorporation ................................................................................................................................................	25
Tax Havens......................................................................................................................................................................	25
2026 ESG Thematic Voting Policy Guidelines	3
Advance Notice Requirements ......................................................................................................................	26
Transaction of Other Business .......................................................................................................................	26
Anti-Greenmail Proposals...............................................................................................................................	26
Virtual-Only Shareholder Meetings ..............................................................................................................	26
Mergers, Acquisitions & Contested Meetings ....................................................	27
Shareholder Proposals...........................................................................................	28
Governance Proposals ....................................................................................................................................	28
Environmental Proposals ................................................................................................................................	28
Say on Climate ..................................................................................................................................................	29
Shareholder Proposals .................................................................................................................................................	29
Management Proposals ...............................................................................................................................................	29
Social Proposals................................................................................................................................................	29
Compensation Proposals................................................................................................................................	30
Connect with Glass Lewis ......................................................................................	31
2026 ESG Thematic Voting Policy Guidelines	4

About Glass Lewis

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Summary of Changes for 2026

On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.

Board Diversity

The ESG Policy will now oppose the chair of the nominating committee, regardless of gender, for board gender diversity concerns, rather than only targeting male members of the committee. It has also standardized its approach to this matter such that it will look for boards to ensure that they are 30% diverse, unless a regional requirement requires that boards maintain a higher level, in which case, it will default to that requirement.

Human Rights Considerations

The ESG Policy has streamlined its approach to human rights, and will now oppose the chair of the board in instances that a company has not adopted a human rights policy, instead of requiring that companies be a participant in the United Nations Global Compact (“UNGC”) or adopt a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).

Sustainability Reporting

Given the changing nature of reporting frameworks, the ESG Policy has standardized its approach such that it will now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not provided comprehensive sustainability reporting. This has replaced the previous policy whereby the ESG Policy will vote against the chair of the board in instances where companies either report against the recommendations of TCFD or in alignment with SASB standards.

Climate Considerations

Although the ESG Policy will continue to vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets, it will no longer require that companies adopt a net zero commitment or goal. The ESG Policy will also now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not disclosed Scope 1 & 2 emissions.

Other Changes

A number of updates have been made to the Glass Lewis Benchmark Policy guidelines, which underpin and inform the ESG Policy. Further details can be found at www.glasslewis.com .

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Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused manner.

Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

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Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. Boards that wish to protect and enhance the interests of shareholders should have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. The policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that is likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

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Insider	Affiliate	Independent

Someone who serves as a	A director who has a material	No material financial, familial or
director and as an employee of	financial, familial or other	other current relationships with
the company	relationship with the company,	the company, it's executives or
	or its executives, but is NOT an	other board members except
	employee of the company	for service

May also include executive	A director who owns or	A director who owns, directly or
chairs (who act as an employee	controls, directly or indirectly	indirectly less than 10% of the
of the company or is paid as an	20% or more of the company's	company's voting stock (local
employee of the company)	voting stock (except where local	regulations and best practices
	regulations or best practices set	may set a different threshold)
a different threshold).

	A director who has been	A director who has not been
	employed by the company	employed by the company for a
	within the past 5 calendar years	minimum of 5 calendar years

	A director who performs	A director who is not involved in
	material consulting, legal,	any Related Party Transactions
	advisory, accounting or other	(RPT) with the company (most
	professional services for the	common RPTs - consulting,
	company	legal, and accounting/advisory
services)

>A director who is involved in
an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(i)A director who attends less than 75% of the board and applicable committee meetings.

(ii)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

(iii)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.

(iv)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

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The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)A director who sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).

(ii)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.

(iii)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

(iv)Director with an interlocking directorship.

(v)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.

(vi)A director who has received two against recommendations from the Glass Lewis Benchmark Policy for identical reasons within the prior year at different companies.

Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable a company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

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years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% gender-diverse directors, or the local market requirement for gender diversity where higher; or (iii) vote against the members of the nominating committee where there is not at least one gender-diverse director on the board of a small-cap company.

The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.

Director Overboarding

The ESG Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

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Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.

(ii)The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.

(iii)The board does not need an independent chair or an independent lead or presiding director.

(iv)The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

The performance of board members is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

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Environmental and Social Oversight and Performance

The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Board-Level Oversight of Environmental and Social Risks

The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.

To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.

The ESG Policy will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

Climate Risk

Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies’ disclosure of and policies concerning climate change. Specifically, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward- looking GHG emissions reduction targets. In this instance, if the chair of the board is also the company’s CEO, the ESG Policy will vote against the chair of the audit committee.

Further, the ESG Policy will oppose the chair of the committee responsible for oversight of environmental and social issues if the company does not have comprehensive sustainability reporting, which is generally defined as reporting on environmental and social issues beyond legal requirements and that is sufficient to allow shareholders to understand a company’s environmental and social initiatives and how it manages attendant risks. Additionally, the ESG Policy will vote against these board members if the company has not disclosed their Scope 1 & 2 emissions.

The ESG Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the ESG Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being

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mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.

In line with this view, the ESG Policy will carefully examine the climate-related disclosures provided by large-cap companies with material exposure to climate risk stemming from their own operations,1 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related Disclosures, or other equivalent climate reporting framework. The ESG Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the ESG Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the ESG Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile. In instances where appropriate directors are not standing for election, the ESG Policy may, instead, recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies have not adopted a human rights policy.

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Review of Risk Management Controls

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies, the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but

1This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

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fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Majority-Supported Shareholder Proposals

The ESG Policy expects clear action from a board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns. When a board fails to demonstrate appropriate responsiveness to this issue, the ESG Policy will generally recommend against members of the nominating and governance committee.

Significantly Supported Shareholder Proposals

When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, the ESG Policy will look to boards to engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

At controlled companies and companies that have multi-class share structures with unequal voting rights, the ESG Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they also held the position of chair, as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

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Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Even considering the above, the ESG Policy will not vote against CEOs who also chair the board. However, the ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in the form of a shareholder proposal.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

1.The adoption of anti-takeover provisions such as a poison pill or classified board;

2.Supermajority vote requirements to amend governing documents;

3.The presence of exclusive forum or fee-shifting provisions;

4.Whether shareholders can call special meetings or act by written consent;

5.The voting standard provided for the election of directors;

6.The ability of shareholders to remove directors without cause;

7.The presence of evergreen provisions in the company’s equity compensation arrangements; and

8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:

(i)Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or

(ii)Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

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Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will typically abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

•The independence of an incumbent auditor or the integrity of the audit has been compromised.

•Audit fees combined with audit-related fees total less than one-half of total fees.

•There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).

•The company has aggressive accounting policies.

•The company has poor disclosure or lack of transparency in financial statements.

•There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.

•The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Compensation

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding (e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years).

In all markets, company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

•There is a significant disconnect between pay and performance;

•Performance goals and metrics are inappropriate or insufficiently challenging;

•There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.

•Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

•Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;

•Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.

•Guaranteed bonuses are established;

•Egregious or excessive bonuses, equity awards or severance payments have been granted;

•Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified

•Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

Linking Compensation to Environmental and Social Issues

On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme and serious pay-for-performance concerns have been identified, the ESG Policy will vote against the proposed plan. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

Long-Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of

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shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)specific and appropriate performance goals;

(ii)a maximum award pool; and

(iii)a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Benchmark Policy guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

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Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

Pay-for-Performance

An integral part of a well-structured remuneration package is a successful link between pay and performance. Glass Lewis’s proprietary pay-for-performance model, which serves as the ESG Policy’s primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, remuneration and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context to determine how well companies link executive remuneration to relative performance. Glass Lewis’s methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment scores are determined by the weighted sum of up to five tests, each with their own severity rating. Overall scores and ratings range as follows:

•Severe Concern: 0 to 20 points

•High Concern: 21 to 40 points

•Medium Concern: 41 to 60 points

•Low Concern: 61 to 80 points

•Negligible Concern: 81 to 100 points

The individual tests are as follows:

•Total vested CEO pay vs. TSR:

•Total vested CEO pay vs. financial performance;

•CEO STI payouts (in relation to maximum opportunity) vs. TSR;

•CEO LTI payouts (in relation to maximum opportunity) vs. TSR;

oAlternative test for STI and LTI payout: Total vested CEO pay vs. company size measures as multiple of median;

•Qualitative downward modifier.

Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis of the remuneration report proposals for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.

Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the ESG Policy; however, other qualitative factors are

2026 ESG Thematic Voting Policy Guidelines	20

considered in developing recommendations as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to, the consideration of competitors based in other regions (and, therefore, excluded from the peer group utilized by the model), overall incentive structure, trajectory of the program and disclosed future changes, the operational, economic and business context for the year in review, reasonable payout levels, or the presence of compelling disclosure explaining any deviation from best practice. These factors may provide sufficient rationale for the ESG Policy to recommend in favor of a proposal, even there is an identified disconnect between pay and performance.

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Governance Structure

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The ESG Policy views multi-class share structures as not in the best interests of shareholders and, instead, is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also vote against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally oppose fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1.	Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company’s
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2.	Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.

3.	Financing for Acquisitions	Examine whether the company has a history of
using stock for acquisitions and attempts to
determine what levels of stock have generally
been required to accomplish such transactions.

4.	Financing for Operations	Review the company’s cash position and its
ability to secure financing through borrowing or
other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and

(ii)A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements

Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Mergers, Acquisitions &

Contested Meetings

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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Shareholder Proposals

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the ESG Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will generally vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, including those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure in line with certain globally-recognized environmental and social reporting recommendations. Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

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The ESG Policy will also evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board’s role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.

The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size;

(iv)whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will closely evaluate any stated net zero ambitions or targets. If these goals are absent, the ESG Policy will generally vote against management Say on Climate proposals.

Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for

2026 ESG Thematic Voting Policy Guidelines	29

companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

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2026 ESG Thematic Voting Policy Guidelines	31

DISCLAIMER

© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis ESG thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website

–http://www.glasslewis.com .  None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on

Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.

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2026 ESG Thematic Voting Policy Guidelines	32
Mirror Voting Policy

Under this policy, the proportionate ownership position will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the fund will leave the proportionate shares unvoted. The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

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